                                                                    Exhibit 10.8


                        PENTECH FINANCIAL SERVICES, INC.

                       MASTER EQUIPMENT LEASE COMMITMENT

     Subject to the conditions set forth in this Master Equipment Lease Commitment ("Commitment"), the following leasing transaction is agreed to by and between PENTECH FINANCIAL SERVICES, INC., a California corporation ("Lessor") and VIROLOGIC, INC. a Delaware corporation ("Lessee"), in connection with the terms and conditions of Master Equipment Lease No. 300601 (the "Lease").

     1.   MASTER EQUIPMENT LEASE with effective date of 3/28/00.

     2.   EQUIPMENT (all Equipment is to be acceptable to Lessor):

          (all Equipment is to be acceptable to Lessor): computers, test equipment, office furniture and other related equipment to be approved by Lessor. A percentage equal to 20% of the line amount but not more than 25% of any individual schedule may be used for "soft cost" exclusions listed below.

          EXCLUSIONS: custom use equipment, software, installation and delivery costs, purchase tax, tooling equipment, tenant improvements and items generally considered fungible or expendable.

     3.   COMMITMENT AMOUNT. 1,000,000.00.

     4. LEASE SUPPLEMENTS. This is a Master Equipment Lease transaction whereby Supplements may be funded as Equipment is delivered. Supplements scheduling Equipment to be subject to the Lease will each be for the term and on the conditions set out herein. No individual Supplement shall be for less than $50,000.

     5. TERM. Each Supplement under the Lease will be for an initial term of 36 months commencing on the first day of the calendar month following delivery and acceptance of the Equipment on the Supplement.

     6. MONTHLY RENT PAYMENT. 3.144% of original Equipment cost, payable monthly in advance.

     7. COMMENCEMENT DATE. Monthly rent for each Supplement will commence on the first day of the calendar month following delivery and acceptance of the Equipment on the Supplement.

     8. INTERIM RENT. Interim rent will be charged for the period commencing on delivery and acceptance of the Equipment on any particular Supplement and ending the last day in that month, and will be the daily equivalent of the Monthly Rent Payment, computed on a thirty (30) day month.

     9.   COMMITMENT EXPIRATION DATE. December 31, 2000.

     Lessee acknowledges that Lessor will have no further obligations hereunder as to any item of Equipment not included on any Supplement under the Lease after the Commitment Expiration Date.

     10. RATE ADJUSTMENT. The Monthly Lease Rate Factor will be indexed to the thirty (30) day London Inter Bank Offer Rate ("LIBOR") (the "Index Instrument") which on the date of the proposal was 5.78125% (Wall Street Journal dated January 14, 2000). The Monthly Lease Rate Factor shall be adjusted to provide for any increase or decrease, with a floor of 5.78125%. At the Commencement Date of each Supplement, the Monthly Lease Rate Factor shall be fixed for the initial term of such Supplement.

     11. DOCUMENTATION. Prior to the Lessor issuing a purchase order for any item of Equipment, Lessee will comply with, procure and/or execute, have executed, acknowledge, have acknowledged, deliver to Lessor, record and file any documents, or produce such evidence, facts or figures as set forth in Exhibit A accompanying this Commitment, and will do likewise as to any further documents, evidence, facts or figures that Lessor and its counsel may now or hereafter deem necessary or advisable to protect Lessor's rights under the Lease and Supplements and its interest in the Equipment. Lessee will pay as directed by Lessor, or will reimburse Lessor on demand, for all reasonable out-of-pocket costs, including legal, appraisal, due diligence, title and lien searches, UCC recording, documentation and other charges incurred by Lessor in connection with the Lease and Supplements. The form, substance and sufficiency of all documents employed in documenting the Lease and Supplements contemplated hereby must be acceptable to Lessor and its counsel. Such costs and charges not to exceed $5,000 in the aggregate for all Leases and Supplements.

     12. TERMINATION. Lessor, in its sole discretion, retains the right to delay or to cancel lease funding commitments if adverse change in Lessee's financial condition occurs which has, in Lessor's sole discretion, materially impacted or which may materially impact Lessee's credit capability. Lessor may, at its option, terminate its obligation to Lessee hereunder (a) at or subsequent to the Commitment Expiration Date; (b) upon the advent of a material adverse change, in Lessor's sole discretion, in Lessee's financial condition or Lessee's probable ability to perform its obligations under the Lease and Supplements; (c) if the Lease, any Supplement, or any other agreement under which Lessee has the obligation to Lessor is in default or an event which would constitute a default under the Lease, any Supplement or any other agreement has occurred and is continuing; or (d) with respect to any item if the shipping costs, installation charges and design costs applicable thereto exceed more than fifteen percent (15%) of its total cost to Lessor. Termination shall occur upon Lessor's giving three (3) days written notice of termination to Lessee. In the event Lessor elects to terminate its obligation to Lessee as described herein, Lessee will purchase all of Lessor's right, title and interest in the Equipment subject to the Lease and Supplements thereto for the amount Lessor has paid or has become obligated to pay on account thereof, plus interest on amounts actually paid at the rate of eighteen percent (18%) per annum, or such greater or lesser contract rate as may be applicable to Lessor, from the date paid to the date of Lessee's repurchase. Lessee acknowledges that Lessee will, upon demand by Lessor, pay directly to the appropriate party the amount of any invoice which may be furnished to Lessor subsequent to inclusion of the applicable item of Equipment on a Supplement.

     ACCEPTED AND AGREED to on 3/28/00.


LESSOR:                                      LESSEE:

PENTECH FINANCIAL SERVICES, INC.             VIROLOGIC, INC.
a California corporation                     a Delaware corporation


By:                                          By: /s/ Martin H. Goldstein
     -------------------------                   -----------------------
     Benjamin E. Millerbis                   Name  Martin H. Goldstein
                                                 -----------------------
Its: President                               Its:  President
                                                 -----------------------

                 EXHIBIT A TO MASTER EQUIPMENT LEASE COMMITMENT

These provisions hereby become part of the Master Equipment Lease Commitment for Master Equipment Lease No. 300601 with effective date of 3/28/00 between PENTECH FINANCIAL SERVICES, INC., Lessor, and VIROLOGIC INC., Lessee, as supplemented by the terms described in that certain proposal letter from Lessor to Lessee dated February 24, 2000, executed by Lessee as of March 2, 2000.

In addition to the terms of the Master Equipment Lease Agreement (the "Agreement"), Lessee further agrees to the following additional provisions:

1. UCC SEARCH/RELEASES: The Lessor may search all public records and filings of Lessee to locate and identify any conflicting liens against the Equipment. UCC releases from any intervening parties holding a security interest in said Equipment shall be required prior to funding any Supplement.

2. TYPE OF LEASE: This is a net lease transaction whereby maintenance, insurance, property taxes, and all items of a similar nature are solely for the account of the Lessee.

3. EXPENSES: All expenses associated with the lease transaction contemplated hereby including, but not limited to, UCC filing fees and searches, documentation costs, legal expenses, and equipment verification costs are solely for the account of the Lessee, provided that such expense shall not exceed $5,000 in the aggregate for all Supplements.

4. LEASE DEPOSIT: Lessee shall provide Lessor a Lease Deposit in the amount of $10,000, receipt of which is hereby acknowledged. This deposit shall be applied to Lessee's first monthly rent payment on a prorated basis for each Supplement funded under the Lease. The balance of any unapplied Lease Deposit as of the Commitment Expiration Date shall be deemed to have been earned by Lessor as of that date.

5. COMMITMENT EXPIRATION: The Commitment Expiration Date may be extended, in Lessor's sole discretion, upon review by Lessor of the Lessee's then current financial condition. Lessee agrees to provide Lessor such financial and other information as Lessor may reasonably request to evaluate Lessee's financial condition for purposes of granting such extension.

               ADDITIONAL EQUIPMENT LEASE COMMITMENT PROVISIONS:

A. MONTHLY FINANCIAL STATEMENTS: Lessee agrees that for so long as any item of equipment shall be leased under the Agreement, Lessee will deliver or cause to be delivered to Lessor (a) as soon as practicable after the end of each month, monthly financial statements for the month just closed, including balance sheet, and related statements of income and expense for such month, all in reasonable detail prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and certified by Lessee's chief financial officer; and (b) as soon as practicable, and in any event within 120 days after the close of each fiscal year of Lessee, the audited balance sheet of Lessee as of the end of such fiscal year together with the related statements of income and expense for such fiscal year together with the related statements of income and expense for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and certified by an independent certified public accountant acceptable to Lessor.

B. ANNUAL FINANCIAL STATEMENTS: Lessee agrees to provide Lessor with Lessee's annually audited financial statements within 120 days of the close of Lessee's fiscal year end.

C. ADVANCE PAYMENTS: The first and last month's rent under any Supplement will be payable prior to the Commencement Date of the Supplement.

D. PURCHASE OPTION: Lessee shall purchase all but not less than all of the equipment under any lease schedule at a price equal to 11% of its original cost at the end of the Initial Term ("Purchase Option").

E. ADVERTISING: During the term of any schedule or supplement under this Master Lease line, Lessor may publish, for the purpose of its own advertising and promotion only, via print and/or electronic media, the name and the logo of Lessee, together with the total amount of the Master Lease Line.

F. WARRANTS: Lessee shall issue to Lessor a Warrant to purchase 23,585 shares of Virologic, Inc. Series C Preferred Stock at a strike price of $2.12 per share. The Warrant shall have an exercise term of 10 years from the date of issue and shall contain standard anti-dilution provisions. The Warrant may be exchanged without the payment of any additional consideration for stock based upon the value of the common or preferred stock at the exchange, i.e., net issuance.

                            CERTIFICATE OF SECRETARY
                         AS TO ADOPTION OF RESOLUTIONS

     The undersigned, _________________________________ (Corporate Secretary)
hereby certifies that he/she is now, and at all times herein mentioned has been, the duly elected, qualified and acting Secretary of Virologic, Inc., a Delaware corporation, a duly organized and existing corporation, and in charge of the minute book and corporate records of said corporation; that the following is a full, true and correct copy of certain resolutions adopted by the Board of Directors of said corporation at a meeting thereof duly held on __________________ (Date), at which meeting a quorum of said Board was at all times present and acting; and that said resolutions have not been modified nor rescinded and are at the date of this Certificate in full force and effect:

WHEREAS it is in the best interest of this corporation to enter into a certain Equipment Lease Agreement, Equipment Financing Agreement or other financing agreement with PENTECH FINANCIAL SERVICES, INC. ("Lessor/Secured Party") and, where appropriate, commitments, now or hereafter contemplating the receipt by this corporation of financial accommodation from Lessor/Secured Party under the terms and conditions of said Equipment Lease Agreement, Equipment Financing Agreement or other financing agreement and may in the future be in this corporation's best interests to enter into such agreements or other financing agreements with Lessor/Secured Party.

NOW THEREFORE BE IT RESOLVED: That the officers of this corporation listed below, and each of them, are hereby authorized and directed to execute, acknowledge and deliver in the name of and on behalf of this corporation said Equipment Lease Agreement, Equipment Financing Agreement or other financing agreement, commitments and any such further agreement.

RESOLVED FURTHER: That the officers, agents and employees of this corporation be and each of them is hereby authorized and empowered to do and perform such other acts and things, and to make, execute, acknowledge, procure and deliver all such other instruments and documents on behalf of this corporation as may be necessary or be by such officer, agent or employee deemed appropriate to comply with, or to evidence compliance with, the terms, conditions or provisions of said Equipment Lease Agreement, Equipment Financing Agreement or other financing agreement, any commitment or any further agreement and to consummate the transactions from time to time contemplated thereby.

RESOLVED FURTHER: That this corporation hereby ratifies and confirms the acts of the officer, agents or employees of this corporation in heretofore entering into any Equipment Lease Agreement, Equipment Financing Agreement, commitment or other agreement with Lessor/Secured Party together with any other acts performed in relation thereto.

RESOLVED FURTHER: That the Secretary of this corporation be and he/she is hereby authorized and directed to execute, acknowledge and deliver a certified copy of these resolutions to Lessor/Secured Party and any other person or agency which may require a copy of these resolutions.

RESOLVED FURTHER: That the following are the true names and specimen signatures of the incumbent officers of this corporation authorized by these resolutions to so execute, acknowledge and deliver said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, commitment and further agreements.

(Typed Name)                           (Specimen Signature)

__________________________, President   /s/ Martin H. Goldstein

__________________________, Vice Pres.  ________________________________

__________________________, Secretary   ________________________________

__________________________, CFO         ________________________________

RESOLVED FURTHER: That Lessor/Secured Party is authorized to act upon these resolutions until written notice of the revocation thereof is delivered to Lessor/Secured Party, any such revocation in no way to affect the obligations of this corporation to Lessor/Secured Party under any agreements entered into by this corporation pursuant to the terms of these resolutions prior to receipt by Lessor/Secured Party of such notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March __, 2000.

                                        ____________________________________
                                                              (Secretary)

                        PENTECH FINANCIAL SERVICES, INC.


                         EQUIPMENT FINANCING AGREEMENT
                                   EFA#200371


THIS EQUIPMENT FINANCING AGREEMENT ("Agreement") with effective date of 3/28/00 ("Effective Date"), is entered into by and between PENTECH FINANCIAL SERVICES, INC., a California corporation ("Secured Party") and VIROLOGIC, INC., a Delaware corporation ("Debtor").

1. EQUIPMENT; SECURITY INTEREST. The terms and conditions of this Agreement cover each item of machinery, equipment and other property (individually an "Item" or "Item of Equipment" and collectively the "Equipment") described in a schedule now or hereafter executed by the parties hereto and made a part hereof (individually a "Schedule" and collectively the "Schedules"). Debtor hereby grants Secured Party a security interest in and to all Debtor's right, title and interest in and to the Equipment under the Uniform Commercial Code, such grant with respect to an Item of Equipment to be effective as of Debtor's execution of a related equipment financing commitment referencing this Agreement or, if Debtor then has no interest in such Item, as of such subsequent time as Debtor acquires an interest in the Item. Such security interest is granted by Debtor to secure performance by Debtor of Debtor's obligations to Secured Party hereunder and under any other agreements under which Debtor has or may hereafter have obligations to Secured Party. Debtor will ensure that such security interest will be and remain a sole and valid first lien security interest subject only to the lien of current taxes and assessments not in default but only if such taxes are entitled to priority as a matter of law.

2. DEBTOR'S OBLIGATIONS. The obligations of Debtor under this Agreement respecting an Item of Equipment, except the obligation to pay installment payments with respect thereto which will commence as set forth in paragraph 3 below, commence upon the grant to Secured Party of a security interest in the Item. Debtor's obligations hereunder with respect to an Item of Equipment and Secured Party's security interest therein will continue until payment of all amounts due, and performance of all terms and conditions required, hereunder with respect thereto; provided, however, that if this Agreement is then in default said obligations and security interest will continue during the continuance of said default. Upon termination of Secured Party's security interest in an Item of Equipment, Secured Party will execute such release of interest with respect thereto as Debtor reasonably requests.

3. INSTALLMENT PAYMENTS AND OTHER PAYMENTS. Debtor will repay advances Secured Party makes on account of the Equipment together with interest in installment payments in the amounts and at the times set forth in the Schedules, whether or not Secured Party has rendered an invoice therefor, at the office of Secured Party set forth at the foot hereof, or to such person and/or at such other place as Secured Party may from time to time designate on notice to Debtor. Any other amounts required to be paid Secured Party by Debtor hereunder are due upon Debtor's receipt of Secured Party's invoice therefor and will be payable as directed in the invoice. Payments under this Agreement may be applied to Debtor's then accrued obligations to Secured Party in such order as Secured Party may choose.

4. NET AGREEMENT; NO OFFSET; SURVIVAL. This Agreement is a net agreement, and Debtor will not be entitled to any abatement of installment payments or other payments due hereunder or any reduction thereof under any circumstances or for any reason whatsoever. Debtor hereby waives any and all existing and future claims, as offsets, against any installment payments or other payments due hereunder and agrees to pay the installment payments and other amounts due hereunder as and when due regardless of any offset or claim which may be asserted by Debtor or on its behalf. The obligations and liabilities of Debtor hereunder will survive the termination of this Agreement.

5. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. DEBTOR ACKNOWLEDGES THAT THE EQUIPMENT HAS OR WILL HAVE BEEN SELECTED AND ACQUIRED SOLELY BY DEBTOR FOR DEBTOR'S PURPOSES, THAT SECURED PARTY IS NOT AND WILL NOT BE THE VENDOR OF ANY EQUIPMENT AND THAT EXCEPT FOR SECURED PARTY'S WARRANTY OF QUIET ENJOYMENT IN THE EQUIPMENT SECURED PARTY HAS NOT MADE AND WILL NOT MAKE ANY AGREEMENT, REPRESENTATION OR WARRANTY WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALIFICATION OR FITNESS FOR A PARTICULAR PURPOSE OR VALUE OF THE EQUIPMENT OR ANY OTHER MATTER WITH RESPECT THERETO IN ANY RESPECT WHATSOEVER.

6. NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO AGENT OF THE MANUFACTURER OR OTHER SUPPLIER OF AN ITEM OF EQUIPMENT OR OF ANY FINANCIAL INTERMEDIARY IN CONNECTION WITH THIS AGREEMENT IS AN AGENT OF SECURED PARTY. SECURED PARTY IS NOT BOUND BY A REPRESENTATION OF ANY SUCH PARTY AND, AS CONTEMPLATED IN PARAGRAPH 27 BELOW, THE ENTIRE AGREEMENT OF SECURED PARTY AND DEBTOR CONCERNING THE FINANCING OF THE EQUIPMENT IS CONTAINED IN THIS AGREEMENT AS IT MAY BE AMENDED AS PROVIDED IN THAT PARAGRAPH.

7. ACCEPTANCE. Execution by Debtor and Secured Party of a Schedule covering the Equipment or any Items thereof will conclusively establish that such Equipment has been included under and will be subject to all the terms and conditions of this Agreement. If Debtor has not furnished Secured Party with a Schedule by the earlier of fourteen (14) days after receipt thereof or expiration of the commitment period set forth in the applicable equipment financing commitment, Secured Party may terminate its obligation to advance funds as to the applicable Equipment.

8. LOCATION; INSPECTION; USE. Debtor will keep, or in the case of motor vehicles, permanently garage and not remove from the United States, as appropriate, each Item of Equipment in Debtor's possession and control at the Equipment Location designated in the applicable Schedule, or at such other location to which such Item of Equipment may have been moved with the prior written consent of Secured Party. Whenever requested by Secured Party, Debtor will advise Secured Party as to the exact location of an Item of Equipment. Secured Party will have the right to inspect the Equipment and observe its use during normal business hours and to enter into and upon the premises where the Equipment may be located upon reasonable notice to Debtor, for such purpose. The Equipment will at all times be used solely for commercial or business purposes and operated in a careful and proper manner and in compliance with all applicable laws, ordinances, rules and regulations, all conditions and requirements of the policy or policies of insurance required to be carried by Debtor under the terms of this Agreement and all manufacturer's instructions and warranty requirements. Any modifications or additions to the Equipment required by any such governmental edict or insurance policy will be promptly made by Debtor.

9. ALTERATIONS; SECURITY INTEREST COVERAGE. Without the prior written consent of Secured Party, Debtor will not make any alterations, additions or improvements to any Item of Equipment which detract from its economic value or functional utility, except as may be required pursuant to paragraph 8 above. Secured Party's security interest in the Equipment will include all modifications and additions thereto and replacements and substitutions therefor, in whole or in part. Such reference to replacements and substitutions will not grant Debtor greater rights to replace or substitute than are provided in paragraph 11 below or as may be allowed upon the prior written consent of Secured Party.

10. MAINTENANCE. Debtor will maintain the Equipment in good repair, condition and working order. Debtor also will cause each Item of Equipment for which a service contract is generally available to the covered by such a contract which provides coverages typical as to property of the type involved and is issued by a competent servicing entity.

11. LOSS AND DAMAGE; CASUALTY VALUE. In the event of the loss of, theft of, requisition of, damage to or destruction of an Item of Equipment ("Casualty Occurrence") Debtor will give Secured Party prompt notice thereof and will thereafter place such Item in good repair, condition and working order; provided, however, that if such Item is determined by Secured Party to be lost, stolen, destroyed or damaged beyond repair, is requisitioned or suffers a constructive total loss as defined in any applicable insurance policy carried by Debtor in accordance with paragraph 14 below, Debtor, at Secured Party's option, will (a) replace the Item with like equipment in good repair, condition and working order whereupon such replacement equipment will be deemed such Item for all purposes hereof or (b) pay Secured Party the "Casualty Value" of such Item which will equal the total of (i) all installment payments and other amounts due from Debtor to Secured Party at the time of such payment and (ii) each future installment payment due with respect to such Item with each such payment other than any final uneven payment discounted at eight percent (8%) per annum simple interest from the date due to the date of such payment. Any final uneven payment will be due without discount. The discounting contemplated in this paragraph will be in accordance with the Financial Compound Interest and Annuity Tables, Sixth Edition published by the Financial Publishing Company. Upon such replacement or payment, as appropriate, this Agreement and Secured Party's security interest will terminate with, and only with, respect to the Item of Equipment so replaced or as to which such payment is made in accordance with paragraph 2 above.

12. TITLING; REGISTRATION. Each Item of Equipment subject to title registration laws will at all times be titled and/or registered by Debtor as Secured Party's agent and attorney-in-fact with full power and authority to register (but without power to affect title to) the Equipment in such manner and in such jurisdiction or jurisdictions as Secured Party directs. Debtor will promptly notify Secured Party of any necessary or advisable retitling and/or reregistration of an Item of Equipment in a jurisdiction other than one in which such Item is then titled and/or registered. Any and all documents of title will be furnished or caused to be furnished Secured Party by Debtor within sixty (60) days of the date any titling or registering or retitling or reregistering, as appropriate, is directed by Secured Party.

13. TAXES. Debtor will make all filings as to and pay when due all personal property and other ad valorem taxes and all other taxes, fees, charges and assessments based on the ownership or use of the Equipment and will pay as directed by Secured Party or reimburse Secured Party for all taxes, including, but not limited to, gross receipts taxes (exclusive of federal and state taxes based on Secured Party's net income, unless such net income taxes are in substitution for or relieve Debtor from any taxes which Debtor would otherwise be obligated to pay under the terms of this paragraph 13), fees, charges and assessments whatsoever, however designated, whether based on the installment payments or other amounts due hereunder, levied, assessed or imposed upon the Equipment or otherwise related hereto or to the Equipment, now or hereafter levied, assessed or imposed under the authority of a federal, state or local taxing jurisdiction, regardless of when and by whom payable. Filings with respect to such other amounts will, at Secured Party's option, be made by Secured Party or by Debtor as directed by Secured Party.

14. INSURANCE. Debtor will procure and continuously maintain all risk insurance against loss of or damage to the Equipment from any cause whatsoever for not less than the full replacement value thereof naming Secured Party as Loss Payee. Such insurance must be in a form and with insurers as are customary for businesses similar to Debtor's, must provide at least thirty (30) days advance written notice to Secured Party of cancellation, change or modification in any term, condition or amount of protection provided therein, must provide full breach of warranty protection and must provide that the coverage is "primary coverage" (does not require contribution from any other applicable coverage). Debtor will provide Secured Party with an original policy or certificate evidencing such insurance. In the event of an assignment of this Agreement by Secured Party of which Debtor has notice, Debtor will cause such insurance to provide the same protection to the assignee as its interest may appear. The proceeds of such insurance, at the option of Secured Party or such assignee, as appropriate, will be applied toward (a) the repair or replacement of the appropriate Item or Items of Equipment, (b) payment of the Casualty Value thereof or (c) payment of, or as provision for, satisfaction of any other accrued obligations of Debtor hereunder. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact with full power and authority to do all things, including, but not limited to, making claims, receiving payments and endorsing documents, checks or drafts, necessary to secure payments due under any policy contemplated hereby on account of a Casualty Occurrence. Debtor and Secured Party contemplate that the jurisdictions where the Equipment will be located will not impose any liability upon Secured Party for personal injury and/or property damage resulting out of the possession, use, operation or condition of the Equipment. In the event Secured Party determines that such is not or may not be the case with respect to a given jurisdiction, Debtor will provide Secured Party with public liability and property damage coverage applicable to the Equipment in such amounts and in such form as Secured Party requires.

15. SECURED PARTY'S PAYMENT. If Debtor fails to pay any amounts due hereunder or to perform any of its other obligations under this Agreement, Secured Party may, at its option, but without any obligation to do so, pay such amounts or perform such obligations, and Debtor will reimburse Secured Party the amount of such payment or cost of such performance.

16. INDEMNITY. Debtor does hereby assume liability for and does agree to indemnify, defend, protect, save and keep harmless Secured Party from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Secured Party and not resulting from the gross negligence or willful misconduct of Secured Party (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Secured Party or Debtor, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Secured Party or Debtor, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Debtor remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Debtor agrees to give Secured Party and Secured Party agrees to give Debtor notice of any claim or liability hereby indemnified against promptly following learning thereof.

17. DEFAULT. Any of the following will constitute an event of default here under: (a) Debtor's failure to pay when due any installment payment or other amount due hereunder, which failure continues for ten (10) days after the due date thereof; (b) Debtor's default in performing any other obligation, term or condition of this Agreement or any other agreement between Debtor and Secured Party or default under any further agreement providing security for the performance by Debtor of its obligations hereunder, provided such default has continued for more than twenty (20) days, except as provided in (c) and (d) hereinbelow, or, without limiting the generality of subparagraph (1) hereinbelow, default under any lease or any mortgage or other instrument contemplating the provision of financial accommodation applicable to the real estate where an Item of Equipment is located; (c) any writ or order of attachment or execution or other legal process being levied on or charged against any Item of Equipment and not being released or satisfied within forty-five (45) days; (d) Debtor's failure to comply with its obligations under paragraph 14 above or any transfer by Debtor in violation of paragraph 21 below;
(e) a non-appealable judgment for the payment of money in excess of $100,000 being rendered by a court of record against Debtor which Debtor does not discharge or make provision for discharge in accordance with the terms thereof within ninety (90) days from the date of entry thereof; (f) death or judicial declaration of incompetency of Debtor, if an individual; (g) the filing by Debtor of a petition under the Bankruptcy Act or any amendment thereto or under any other insolvency law or law providing for the relief of debtors, including, without limitation, a petition for reorganization, arrangement or extension, or the commission by Debtor of an act of bankruptcy; (h) the filing against Debtor of any such petition not dismissed or permanently stayed within (60) days of the filing thereof; (i) the voluntary or involuntary making of an assignment of substantial portion of its assets by Debtor for the benefit of creditors, appointment of a receiver or trustee for Debtor or for any of Debtor's assets, institution by or against Debtor or any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Debtor, Debtor's cessation of business activities or the making by Debtor of a transfer of all or a material portion of Debtor's assets or inventory not in the ordinary course of business; (j) the occurrence of any event described in parts (e), (f), (g), (h) or (i) hereinabove with respect to any guarantor or other party liable for payment or performance of this Agreement; (k) any certificate statement, representation, warranty or audit heretofore or hereafter furnished with respect hereto by or on behalf of Debtor or any guarantor or other party liable for payment or performance of this Agreement proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or having omitted any substantial contingent or unliquidated liability or claim against Debtor or any such guarantor or other party; (l) breach by Debtor of any lease or agreement providing financial accommodation under which Debtor or its property is bound or (m) a transfer of effective control of Debtor, if an organization.

18. REMEDIES. Upon the occurrence of an event of default, Secured Party will have the rights, options, duties and remedies of a secured party, and Debtor will have the rights and duties of a debtor, under the Uniform Commercial Code (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and, without limiting the foregoing, Secured Party may exercise any one or more of the following remedies: (a) declare the Casualty Value or such lesser amount as may be set by law immediately due and payable with respect to any or all Items of Equipment without notice or demand to Debtor; (b) sue from time to time for and recover all installment payments and other payments then accrued and which accrue during the pendency of such action with respect to any or all Items of Equipment; (c) take possession of and, if deemed appropriate, render unusable any or all Items of Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession and remove, keep and store the same or use and operate or lease the same until sold; (d) require Debtor to assemble any or all Items of Equipment at the Equipment Location therefor, such location to which such Equipment may have been moved with the written consent of Secured Party or such other location in reasonable proximity to either of the foregoing as Secured Party designates; (e) upon ten days notice to Debtor or such other notice as may be required by law, sell or otherwise dispose of any Item of Equipment, whether or not in Secured Party's possession, in a commercially reasonable manner at public or private sale at any place deemed appropriate and apply the net proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and broker's fees, to the obligations of Debtor to Secured Party hereunder or otherwise, with Debtor remaining liable for any deficiency and with any excess being returned to Debtor; (f) upon thirty (30) days notice to Debtor, retain any repossessed or assembled Items of Equipment as Secured Party's own property in full satisfaction of Debtor's liability for the installment payments due hereunder with respect thereto, provided that Debtor will have the right to redeem such Items by payment in full of its obligations to Secured Party hereunder or otherwise or to require Secured Party to sell or otherwise dispose of such Items in the manner set forth in subparagraph (e) hereinabove upon notice to Secured Party within such thirty (30) day period or (g) utilize any other remedy available to Secured Party under the Uniform Commercial Code or similar provision of law or otherwise at law or in equity.

No right or remedy conferred herein is exclusive of any other right or remedy conferred herein or by law; but all such remedies are cumulative of every other right or remedy conferred hereunder or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time. Any sale contemplated by subparagraph (e) of this paragraph 18 may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further published notice, and Secured Party may bid and become the purchaser at any such sale. Any sale of an Item of Equipment, whether under said subparagraph or by virtue of judicial proceedings, will operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Debtor in and to said Item and will be a perpetual bar to any claim against such Item, both at law and in equity, against Debtor and all persons claiming by, through or under Debtor.

19. DISCONTINUANCE OF REMEDIES. If Secured Party proceeds to enforce any right under this Agreement and such proceedings are discontinued or abandoned for any reason or are determined adversely, then and in every such case Debtor and Secured Party will be restored to their former positions and rights thereunder.

20. SECURED PARTY'S EXPENSES. Debtor will pay Secured Party all costs and expenses, including reasonable attorney's fees and court costs and sales costs not offset against sales proceeds under paragraph 18 above, incurred by Secured Party in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment or reimbursement of all such amounts whether an action is ultimately filed and whether an action filed is ultimately dismissed.

21. ASSIGNMENT. Without the prior written consent of Secured Party, Debtor will not sell, lease, pledge or hypothecate, except as provided in this Agreement, an Item of Equipment or any interest therein or assign, transfer, pledge or hypothecate this Agreement or any interest in this Agreement or permit the Equipment to be subject to any lien, charge or encumbrance of any nature except the security interest of Secured Party contemplated hereby. Debtor's interest herein is not assignable and will not be assigned or transferred by operation of law. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Debtor or any person.

All rights of Secured Party hereunder may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Debtor but always, however, subject to the rights of Debtor under this Agreement. If Debtor is given notice of any such assignment, Debtor will acknowledge receipt thereof in writing. In the event Secured Party assigns this Agreement or the installment payments due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Secured Party hereunder or pursuant to any other agreement between Secured Party and Debtor, should there be one, will excuse performance by Debtor of any provision hereof, it being understood that in the event of such default or breach by Secured Party that Debtor will pursue any rights on account thereof solely against Secured Party. No such assignee, unless such assignee agrees in writing, will be obligated to perform any duty, covenant or condition required to be performed by Secured Party in connection with this Agreement.

Subject always to the foregoing, this Agreement insures to the benefit of, and is binding upon, the heirs, legatees, personal representatives, successors and assigns of the parties hereto.

22. MARKINGS; PERSONAL PROPERTY. If Secured Party supplies Debtor with labels, plates, decals or other markings stating that Secured Party has an interest in the Equipment, Debtor will affix and keep the same prominently displayed on the Equipment or will otherwise make the Equipment or its then location or locations, as appropriate, at Secured Party's request to indicate Secured Party's security interest in the Equipment. The Equipment is, and at all times will remain, personal property notwithstanding that the Equipment or any Item thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form satisfactory to Secured Party from all persons claiming any interest in the real property on which an Item of Equipment is or is to be installed or located.

23. LATE CHARGE. If Debtor fails to pay any installment payment or any other sum to be paid by Debtor to Secured Party when due, Debtor will pay to Secured Party (a) a late charge equal to 5% of the installment payment, (b) Secured Party's collection costs paid third parties relevant to the collection thereof and (c) interest on such unpaid installment or other amount at the rate of eighteen percent (18%) per annum, or at such greater or lesser contract rate as may be applicable, computed from the date due to the date paid.

24. NON-WAIVER. No covenant or condition of this Agreement can be waived except by the written consent of Secured Party. Forbearance or indulgence by Secured Party in regard to any breach hereunder will not constitute a waiver of the related covenant or condition to be performed by Debtor.

25. ADDITIONAL DOCUMENTS. In connection with and in order to perfect and evidence the security interest in the Equipment granted Secured Party hereunder Debtor will execute and deliver to Secured Party such financing statements and similar documents as Secured Party reasonably requests. Debtor authorizes Secured Party where permitted by law to make filings of such financing statements without Debtor's signature. Debtor further will furnish Secured Party (a) a fiscal year end financial statement including balance sheet and profit and loss statement within one hundred twenty (120) days of the close of each fiscal year, (b) any other information normally provided by Debtor to the public and (c) such other financial data or information relative to this Agreement and the Equipment, including, without limitation, copies of vendor proposals and purchase orders and agreements, listings of serial numbers or other identification data and confirmations of such information, as Secured Party may from time to time reasonably request. Debtor will procure and/or execute, have executed, acknowledge, have acknowledged, deliver to Secured Party, record and file such other documents and showings as Secured Party deems necessary or desirable to protect its interest in and rights under this Agreement and interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all filing, search, title report, legal and other fees incurred by Secured Party in connection with any documents to be provided by Debtor pursuant to this paragraph or paragraph 22 and any further similar documents Secured Party may procure.

26. DEBTOR'S WARRANTIES. Debtor certifies and warrants that the financial data and other information which Debtor has submitted, or will submit, to Secured Party in connection with this Agreement is, or will be at time of delivery, as appropriate, a true and complete statement of the matters therein contained. Debtor further certifies and warrants that (a) this Agreement has been duly authorized by Debtor and when executed and delivered by the person signing on behalf of Debtor below will constitute the legal, valid and binding obligation, contract and agreement of Debtor enforceable against Debtor in accordance with its respective terms; (b) this Agreement and each and every showing provided by or on behalf of Debtor in connection herewith may be relied upon by Secured Party in accordance with the terms thereof notwithstanding the failure of Debtor or other applicable party to ensure proper attestation thereto, whether by absence of a seal or acknowledgment or otherwise; (c) Debtor has the right, power and authority to grant a security interest in the Equipment to Secured Party for the uses and purposes herein set forth and (d) each Item of Equipment will, at the time such Item becomes subject hereto, be in good repair, condition and working order.

27. ENTIRE AGREEMENT. This Agreement, the Equipment Financing Commitment and Exhibit A thereto, the Schedule to Equipment Financing Agreement, the Disbursement Authorization, the Corporate Resolution, the UCC Form 1, the proposal from Secured Party to Debtor dated February 24, 2000 and executed by Debtor on March 2, 2000 and any and all other documents referenced in any of the foregoing documents, and any and all other documents and agreements executed by Debtor in connection with the equipment financing constitute together the entire agreement between Secured Party and Debtor. Neither this Agreement, nor any of the other documents constituting the entire agreement between the parties can be modified or amended in any way except by written agreement signed and dated by both Secured Party and Debtor.

28. NOTICES. Notices under this Agreement must be in writing and must be mailed by United States mail, certified mail with return receipt requested, duly addressed, with postage prepaid, to the party involved at its respective address set forth at the foot hereof or at such other address as such party may provide on notice to the other from time to time. Notices will be effective when deposited. Each party will promptly notify the other of any change in the first party's address.

29. GENDER; NUMBER; JOINT AND SEVERAL LIABILITY. Whenever the context of this Agreement requires, the neuter gender includes the feminine or masculine and the singular number includes the plural; and whenever the words "Secured Party" are used herein, they include all assignees of Secured Party, it being understood that specific reference to "assignee" in paragraph 14 above is for further emphasis. If there is more than one Debtor named in this Agreement, the liability of each will be joint and several.

30. TITLES. The titles to the paragraphs of this Agreement are solely for the convenience of the parties and are not an aid in the interpretation of the instrument.

31. GOVERNING LAW; VENUE. This Agreement will be governed and construed in accordance with the law of the State of California. Venue for any action related to this Agreement will be in an appropriate court in Santa Clara County, California, to which Debtor consents, or in another court selected by Secured Party which has jurisdiction over the parties. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Agreement which will remain in full force and effect.

32. TIME. Time is of the essence of this Agreement and each and all of its provisions.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of 3/28/00.



PENTECH FINANCIAL SERVICES, INC (Secured Party)         (Debtor)




By:                                          By: /s/ Martin H. Goldstein
   ----------------------------                  ------------------------
   Benjamin E. Millerbis                     Name:   Martin H. Goldstein
Title: President                             Title:  President
Address: 310 West Hamilton Ave. Suite 202    Address: 270 E. Grand Ave.
         Campbell, CA 95008                           S. San Francisco, CA 94080

                        PENTECH FINANCIAL SERVICES, INC.

                         EQUIPMENT FINANCING COMMITMENT

 EQUIPMENT FINANCING AGREEMENT No. 200371 with Effective date of 3/28/00

     Subject to the terms set forth in this commitment, the following equipment financing transaction is agreed to by ("Debtor") and PENTECH FINANCIAL SERVICES, INC. ("Secured Party") as part of the Equipment Financing Agreement herein referenced (the "Agreement"). The terms set out herein are hereby made a part of and incorporated into the Equipment Financing Agreement as fully as though set forth at length therein.

EQUIPMENT (ALL EQUIPMENT TO BE ACCEPTABLE TO SECURED PARTY):   The equipment may
               include: computers, test equipment, office furniture and other related equipment to be approved by Lender. A percentage equal to 20% of line amount (but not more than 25% of any individual schedule) may be used for "soft cost" exclusions listed below.
                    Exclusions: Custom use equipment, software, installation and delivery costs, purchase tax, tooling equipment, tenant improvements and items generally considered fungible or expendable.

COMMITMENT AMOUNT:         $1,250,000

INSTALLMENT PAYMENTS:    36 payments of 3.190% (the "Monthly Rate Factor") of
advance amount payable monthly in advance, plus a final payment equal to 11% of the advance amount.

     Rate Adjustment.  The Monthly Rate Factor will be indexed to the thirty
(30) day London Inter Bank Offer Rate ("LIBOR") (the "Index Instrument") effective on the date of the proposal of 5.78125% (Wall Street Journal dated January 14, 2000). The Monthly Rate Factor shall be adjusted to provide for any increase or decrease, with a floor of 5.78125%. At the Commencement Date of each Schedule, the Monthly Rate Factor shall be fixed for the initial term of such Schedule.

     First such payments are due at time of scheduling.

COMMITMENT EXPIRATION DATE:

     As more fully explained below, Secured Party has no obligation to make any advance with respect to Equipment not covered by a Schedule to the Agreement executed by Secured Party and Debtor on or prior to the Commitment Expiration Date.

     Debtor will comply with, procure, execute and/or have executed, acknowledge, have acknowledged, deliver to Secured Party, record and file any documents set forth in Exhibit A or accompanying this commitment. The form, substance and sufficiency of all documents and showings employed in documenting the contemplated financing transaction must be acceptable to Secured Party and its counsel. Debtor will do likewise as to such further documents and showings as Secured Party and its counsel may now or hereafter deem necessary or advisable to protect Secured Party's rights under the Agreement, and to protect its interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all searches, filings, title reports, attorney's services and other charges incurred by Secured Party in connection with all such documents and showings and any similar documents and showings Secured Party may procure.

     Secured Party may, at its option, terminate its obligations to Debtor hereunder with respect to any and all unscheduled Items of Equipment: (a) at or subsequent to the Commitment Expiration Date, (b) upon the advent of a material adverse change in Debtor's financial condition or Debtor's probable ability to perform its obligations under the Agreement, (c) if the Agreement or any other agreement under which Debtor has obligations to Secured Party is in default or an event which with the giving of notice or lapse of time or both would constitute such a default has occurred and is continuing or (d) with respect to which more than fifteen percent (15%) would be advanced for shipping costs, installation charges and design costs by giving Debtor written notice of such termination.

                  ACCEPTED AND AGREED to as of 3/28/00


SECURED PARTY:                               DEBTOR:

PENTECH FINANCIAL SERVICES, INC.             VIROLOGIC, INC.
a California corporation                     a Delaware corporation


By:                                          By: /s/ Martin H. Goldstein
    -----------------------------                -----------------------------
    Benjamin E. Millerbis
                                             Name: Martin H. Goldstein
Title: President                                   ---------------------------

Address: 310 West Hamilton Avenue,           Title: President
         Suite 202                                  --------------------------
         Campbell, CA 95008
                                             Address: 290 E. Grand Ave.
                                                      S. San Francisco, CA 94080

                  EXHIBIT A TO EQUIPMENT FINANCING COMMITMENT

These provisions hereby become part of the Equipment Financing Commitment between PENTECH FINANCIAL SERVICES, INC., Secured Party, and VIROLOGIC, INC., Debtor., with Effective Date of 3/28/00.

In addition to the terms of the Agreement, Debtor further agrees to the following additional provisions:

1.   UCC SEARCH/RELEASES

     The Secured Party may search all public records of Debtor to locate and identify any conflicting liens against the above referenced Equipment. Releases from any intervening parties holding a security interest in said Equipment shall be required prior to funding provided herein.

2.   TYPE OF FINANCING

     This is a net equipment financing transaction whereby maintenance, insurance, property taxes, and all items of a similar nature are for the account of the Debtor.

3.   EXPENSES

     All expenses associated with the completion of this Agreement including, but not limited to, UCC filing fees and searches, documentation costs, legal expenses, and equipment verification costs are for the account of the debtor, provided that such expenses shall not exceed $5,000 in the aggregate for all schedules.

4.   MASTER AGREEMENT

     This is a Master Equipment Financing Agreement whereby Schedules may be funded as equipment is delivered, or upon request of Debtor. Schedules scheduling Equipment to be subject to the Equipment Financing Agreement will each be for the term and on the conditions set out therein. No individual Schedule shall be for less than $50,000.

5.   COMMITMENT EXPIRATION DATE

     The commitment expiration date of December 31, 2000 may be extended, upon such terms and under such conditions as deemed appropriate in Secured Party's sole discretion, upon review by Secured Party of the Debtor's then current financial condition, and any other information Secured Party may reasonably request to evaluate Debtor's financial condition for purposes of granting such extension. Debtor agrees to provide Security Party such information as may be requested by Secured Party for such purpose.

6.   COMMITMENT FEE DEPOSIT

     Debtor shall provide Secured Party a $12,500 commitment fee deposit, receipt of which is hereby acknowledged. This deposit shall be applied proportionally to the advance payments due for each Schedule funded under this Agreement. Any unapplied balance as of the commitment expiration date may be retained by Secured Party.

7.   MONTHLY FINANCIAL STATEMENTS

     Debtor agrees to provide Secured Party with Debtor's internally prepared financial statements on an ongoing basis as soon as practicable after the close of each month of Debtor's fiscal year. Upon request by Secured Party, Debtor also agrees to provide any other pertinent and reasonable information as Secured Party may deem necessary to evaluate Debtor's present or future financial condition.

8.   ANNUAL FINANCIAL STATEMENTS

     Debtor agrees to provide Secured Party the Debtor's annual financial statements within 120 days of the close of Debtor's fiscal year end.

9.   SCHEDULES

     There shall be Schedule(s) to the Agreement, each of which shall cover equipment with a minimum aggregate cost of $50,000.00, all of which together shall cover equipment with a maximum aggregate cost of $300,000.

     A percentage equal to 20% of the line amount (but not more than 25% of any individual schedule) may be used for "soft cost" exclusions listed below.

     Exclusions: Custom use equipment, installation and delivery costs, purchase tax, tooling equipment, tenant improvements, software and items generally considered fungible or expendable.

                        PENTECH FINANCIAL SERVICES, INC.

                                                                Lease No. 300601

                             MASTER EQUIPMENT LEASE

This is a Master Equipment Lease between PENTECH FINANCIAL SERVICES, INC., a California corporation, whose principal office is located at 310 West Hamilton Avenue, Suite 202, Campbell, California 95008 ("Lessor") and VIROLOGIC, INC., a Delaware corporation, whose principal office address is 270 East Grand Avenue, South San Francisco, California 94080 ("Lessee"), with effective date of 3/28/00 ("Effective Date").

1. LEASE. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the terms and conditions of this Master Equipment Lease ("Lease"), the personal property ("Equipment") described in each Acceptance Supplement ("Supplement") executed and delivered by Lessor and Lessee pursuant to the terms of this Lease. Each Supplement shall be in the form prescribed by Lessor and, upon execution and delivery, shall constitute a part of this Lease to the same extent as if the provisions thereof were set forth in full in this Lease document; the terms "Agreement", "hereof", "herein", and "thereunder", when used in this Lease shall mean this Lease, each Supplement and each Schedule as hereinafter defined. This Agreement constitutes an agreement to lease. Ownership of the Equipment remains with Lessor and nothing herein contained shall be construed as convoying to Lessee any right, title or interest in the equipment except as a Lessee only.

2. SELECTION OF EQUIPMENT. Lessee acknowledges that it has selected the type, quantity and supplier of the Equipment referred to herein and that it has requested Lessor to purchase the same for leasing to Lessee. Lessee agrees that the Equipment and each part or unit thereof is of a design, size, quality and capacity required by Lessee and is suitable for its purposes. Lessee acknowledges that Lessor has informed or advised Lessee, in writing either previously or by this Lease, of the following: (i) the identity of the supplier; (ii) that the Lessee may have rights under the Supply Contract; and
(iii) that the Lessee may contact the supplier for a description of any such rights Lessee may have under the Supply Contract. Lessor hereby assigns to Lessee all rights which Lessor has or may acquire against any manufacturer, supplier, or contractor with respect to any warranty or representation relating to the Equipment leased hereunder.

3. EQUIPMENT TO REMAIN PERSONAL PROPERTY; LOCATION, IDENTIFICATION; INSPECTION. Lessee represents that the Equipment shall be and at all times remain separately identifiable personal property. Lessee shall, at its own expense, take such action as may be necessary to prevent any third party from acquiring any right to or interest in the Equipment by virtue of the Equipment being deemed to be real property or a part of other personal property, and shall indemnify Lessor against any loss which it may sustain by reason of Lessee's failure to do so. The Equipment may not be removed from the location specified in the Supplement pertaining thereto without Lessor's prior written consent. If requested by Lessor, Lessee shall attach to and maintain on each item of Equipment a conspicuous plate or marking disclosing Lessor's ownership thereof. Lessor or its representatives may, after reasonable notice to Lessee, inspect the Equipment during normal business hours. Lessee shall promptly advise Lessor of any circumstances which may materially affect any item of Equipment or in any manner affect Lessor's title thereto.

4. EXECUTION OF FURTHER DOCUMENTATION. Lessee will, at its own expense, promptly execute and deliver to Lessor such further documentation and assurances and take such further action as Lessor may from time to time reasonably require in order to more effectively carry out the intent and purpose of this Agreement so as to establish and protect the rights, interests and remedies intended to be created in favor of Lessor hereunder, including, without limitation, the execution and filing of financing statements and continuation statements with respect to the Equipment and Agreement. Lessee authorizes Lessor to effect any such filing (including the filing of any financing statements without the signature of Lessee). Any and all reasonable expenses incurred by Lessor in connection with any filings under this paragraph shall be payable by Lessee on demand.

5. DISCLAIMER OF IMPLIED WARRANTIES. THE EQUIPMENT WILL BE LEASED "AS IS" AND "WHERE IS". (A) OTHER THAN THE WARRANTY OF QUIET ENJOYMENT, THE LESSOR HAS NOT MADE, MAY NOT BE CONSIDERED TO HAVE MADE, AND SPECIFICALLY DISCLAIMS,:

(1) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE EQUIPMENT, REGARDING TITLE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FREEDOM FROM CLAIMS OF INFRINGEMENT OR THE LIKE, FITNESS FOR USE FOR A PARTICULAR PURPOSE, QUALITY OF MATERIALS OR WORKMANSHIP, ABSENCE OF DISCOVERABLE OR NONDISCOVERABLE DEFECTS, OR THAT THE EQUIPMENT IS IN COMPLIANCE WITH ANY APPLICABLE GOVERNMENT REQUIREMENTS OR REGULATIONS; AND

(2) ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE EQUIPMENT (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE); AND

(3) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY REGARDING THE CHARACTERIZATION OF THIS LEASE FOR TAX, ACCOUNTING OR OTHER PURPOSES.

THE LESSEE WAIVES, RELEASES, RENOUNCES, AND DISCLAIMS EXPECTATION OF OR RELIANCE ON ANY SUCH WARRANTY OR WARRANTIES.

(B) THE LESSOR WILL NOT HAVE ANY RESPONSIBILITY OR LIABILITY TO THE LESSEE OR ANY OTHER PERSON, WHETHER IN CONTRACT OR TORT, ARISING OUT OF ANY ORDINARY NEGLIGENCE OR STRICT LIABILITY OF THE LESSOR OR OTHERWISE, FOR:

(1) ANY LIABILITY, LOSS, OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT; BY ANY INADEQUACY, DEFICIENCY OR DEFECT OF THE EQUIPMENT; OR BY ANY OTHER CIRCUMSTANCES IN CONNECTION WITH THIS LEASE;

(2) THE USE, OPERATION, OR PERFORMANCE OF THE EQUIPMENT OR ANY RISKS RELATING TO IT;

(3) ANY CONSEQUENTIAL DAMAGES, INCLUDING THOSE FOR INTERRUPTION OF SERVICE, LOSS OF BUSINESS, OR ANTICIPATED PROFITS; OR

(4) THE DELIVERY, OPERATION, MAINTENANCE, REPAIR, IMPROVEMENT, OR REPLACEMENT OF THE EQUIPMENT.

6. TERM; ACCEPTANCE; RENT; RETURN. The term of lease of each item of Equipment shall commence on the Commencement Date specified in the Supplement pertaining to such Equipment and, unless earlier terminated pursuant to the provisions hereof, shall continue for the term specified in such Supplement. Lessee's execution and deliver of each Supplement shall constitute Lessee's irrevocable acceptance of the equipment covered thereby for all purposes of this Agreement. Lessee shall pay to Lessor, at the addresses specified above or at such other address as may be provided by Lessor from time to time, rent as specified in each Supplement. Each date on which an installment of rent is payable is designated herein as "Rent Payment Date". As to each Supplement, the first Rent Payment Date shall be the Rent Payment Date set forth therein, with the succeeding Rent payment Date on the corresponding day of each month thereafter. In addition, if applicable, Lessee shall pay interim rent for the period between the actual commencement of the rent under each Supplement and the date designated as the Rent Payment Date, based on a 30 day month and the number of days between the actual commencement date and the first Rent Payment Date. Should any payment not be made by Lessee within 5 business days after the applicable Rent Payment Date, Lessor shall be entitled to a late payment charge in addition to the actual rent due of 5% of the late rent and any other amount due but unpaid under this Agreement. Upon the expiration or earlier termination of the term of lease of each item of Equipment leased thereunder, Lessee shall at its own expense return such item to Lessor at such location as Lessor may designate, in the condition required to be maintained by Paragraph 9 hereof.

7. LESSEE'S OBLIGATIONS IRREVOCABLE. The Lessee's obligation to pay all rent will be absolute and unconditional and, subject to Lessee's right of quiet enjoyment to the Equipment, will not be affected or reduced by any circumstance, including:

(1) Any setoff, counterclaim, recoupment, defense, or other right that the Lessee may have for any reason against the Lessor, the manufacturer, any seller of the Equipment, or any person providing services with respect to the Equipment;

(2) Any defect in the title, condition, design, operation, or fitness for use of the Equipment; any damage to, or loss or destruction of, the Equipment; or any interruption or cessation in its use or possession by the Lessee for any reason, whether arising out of or related to an act or omission of the Lessor or any other person;

(3) Any items with respect to the Equipment;

(4) The invalidity or unenforceability of this Agreement or any absence of right, power or authority of the Lessor or Lessee to enter into this lease;

(5) Any insolvency, bankruptcy, reorganization, or similar proceedings by or against the Lessor or Lessee; or

(6) Any other circumstance or occurrence of any nature, whether or not similar to any of the foregoing.

It is the express intention of the Lessor and Lessee that all rent payable under this Agreement will be payable in all events, unless the obligation to pay is terminated under the express provisions of this Agreement.

The Lessee hereby waives, to the extent permitted by law, all rights that it may now have or later acquire, by order or otherwise, to terminate this Agreement or any obligation imposed on the Lessee in relation to this Agreement.

Nothing in this Agreement may be construed as a waiver of the Lessee's right to seek a separate recovery of any payment of rent that is not due and payable under this Agreement. The Lessee retains any right it may have to seek damages, specific performance, or any other remedy at law or in equity, separately or in combination, against the Lessor or any other person, on account of the Lessor's or other person's failure to perform its obligations under this Agreement.

8. RESTRICTIONS ON TRANSFER. THE LESSEE MAY NOT SUBLET OR TRANSFER POSSESSION OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR WHICH WILL NOT BE UNREASONABLY WITHHELD. THE LESSEE MAY NOT ASSIGN, PLEDGE, OR OTHERWISE ENCUMBER THIS LEASE.

With respect to any sublease or transfer of possession of the Equipment, the rights of the sublessee or transferee will be subject and subordinate to all the terms of this Agreement, including the Lessor's right of repossession on the occurrence of an event of default. The Lessee will remain primarily liable for the performance of all the terms of this Agreement to the same extent as if the sublease or transfer of possession had not occurred.

The Lessor will have the right, at its sole expense, to assign, sell, or encumber any part of its interest in the Equipment or in this Agreement and any proceeds of the disposition of that interest, subject to the Lessee's rights under this lease. To effect or facilitate such assignment, sale or encumbrance, the Lessee agrees to provide all agreements, consents, conveyances or documents that may be reasonably requested by the Lessor, including an unrestricted release of the Lessor from its obligations under this Agreement. That release will not release the Lessor from any liability that arose before the assignment or sale.

Any person who succeeds to the rights and interests of the Lessor under this clause will agree to be bound by the terms of this Agreement without alteration.

The Lessee acknowledges that an assignment, sale, or encumbrance of the Lessor's interest would not materially change the Lessee's duties under the Agreement or materially increase its burdens or risks. Even if such a transfer could be deemed to have that effect, the Lessee agrees that the assignment, sale or encumbrance will nevertheless be permitted.

Without prejudice to any rights that the Lessee may have against the Lessor, the Lessee agrees that it will not assert against an assignee any claim or defense that it may have against the Lessor.

The agreements, covenants, obligations and liabilities contained in this clause, including but not limited to, all obligations to pay rent and to indemnify each indemnitee, are made for the benefit of the indemnities and their respective successors and assigns.

9.  MAINTENANCE COVENANT.  The Lessee will:

(1) Furnish all labor and parts required for maintaining, repairing, and replacing component parts of the Equipment to keep it in good operating condition and appearance;

(2) Use, operate, maintain, and store the Equipment in a careful and proper manner;

(3) Protect the Equipment from deterioration;

(4) Comply with the manufacturer's operating procedures and warranty restrictions and all laws, ordinances, and regulations applicable to the Equipment or its use and in compliance with the insurance policies required to be maintained thereunder;

(5) Put the Equipment only to the use contemplated by the manufacturer; and

(6) Maintain accurate and complete records of all repairs and maintenance of the Equipment and allow the Lessor to inspect those records at any time.

(7) Comply with the maintenance requirements of any maintenance schedule recommended by the manufacturer or attached as a part of this agreement.

The Lessee will not make any alterations, additions, or improvements to the Equipment without the Lessor's prior written consent. All repairs, replacement parts, additions, alterations, and improvements made to the Equipment by the Lessee will be considered to be the Lessor's property and subject to the terms of this Agreement.

10. RISK OF LOSS COVENANT. The Lessee will bear the entire risk of destruction, loss, theft, regulation of title, or use, confiscation, taking, or damage (collectively, casualty loss) of the Equipment from any cause during the period commencing when the Equipment is placed in transit to the Lessee and ending when the Equipment is returned to the Lessor or its designee following termination as provided herein. If during that period the Equipment suffers any casualty loss, the Lessee will notify the Lessor in writing within five days following the casualty loss. On demand by the Lessor, the Lessee will:

(1) If the damage constituting the casualty loss is repairable, repair the Equipment to the condition in which the Equipment is required to be maintained under this Agreement;

(2) If the damaged Equipment is not repairable, replace the Equipment at the Lessee's sole expense with like Equipment approved by the Lessor and take all actions and make all payments that may be required to vest in the Lessor title to the replacement Equipment, free and clear of all liens, encumbrances, or security interests; or

(3) Pay to the Lessor the casualty value (as defined below) and all other amounts then due under this Agreement.

"Casualty value" is, at any given date, the stipulated loss value as shown on the applicable Schedule to each Supplement, and is computed to be the sum of:

(1) The discounted value at that time, of the aggregate unpaid monthly rent payments to be paid through the then remaining term of this Agreement, discounting that amount at an annual discount rate of 8 percent; and

(2) The Lessor's reasonable estimate, at that time, of the fair market value of the Equipment at the end of the term of this Agreement, discounted at an annual discount rate of 8 percent.

11. INSURANCE. Lessee shall maintain at all times on the equipment, at Lessee's expense, property damage, direct damage, and liability insurance in such amounts, against such risks, and in such form and with such insurers as are customary for businesses substantially similar to Lessee's. The required insurance shall be as specified in the applicable Supplement; provided, however, that the amount of direct damage insurance shall not on any date be less than the greater of the full replacement value or the Stipulated Loss Value of the Equipment as of such date. Each insurance policy will name Lessor as additional insured and as loss payee, and shall contain a clause requiring the insurer to give to Lessor at least 30 days prior written notice of any alteration in or cancellation of the terms of such policy. Lessee shall furnish to Lessor a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty to ascertain the existence or adequacy of such insurance.

12. TAXES; INDEMNITY. Lessee agrees to pay, and to indemnify and hold Lessor harmless from, all license fees, assessments, and sales, use, property, excise, and other taxes and charges (other than federal income taxes and taxes imposed by any other jurisdiction which are based on, or measured by, the net income of Lessor for reasons other than the ownership or leasing of the Equipment in such jurisdiction) imposed upon or with respect to (a) the Equipment or any part thereof arising out of or in connection with the shipment of Equipment or the possession, ownership, use or operation thereof, or (b) this Agreement or the consummation of the transactions herein contemplated. The agreements and indemnities contained in this paragraph shall survive the expiration or earlier termination of this Agreement.

13.  DEPRECIATION INDEMNITY.

(1) Lessor, as the owner of the Equipment, shall be entitled to such deductions, credits and other benefits as are provided by the Internal Revenue Code of 1985, as amended (IRC), to an owner of property.

(2) Lessee agrees that neither it nor any corporation controlled by it, in control of it, or under common control with it, directly or indirectly, will at any time take any action or file any returns or other documents inconsistent with the foregoing and that each of such corporations will file such returns, take such action, and execute such documents as may be reasonable and necessary to facilitate accomplishment of the intent thereof. Lessee agrees to copy and make available for inspection and copying by Lessor such records as will enable Lessor to determine whether it is entitled to the benefit of any amortization or depreciation deduction, or other deduction or credit which may be available from time to time with respect to the Equipment.

(3) If Lessor, under any circumstances or for any reason whatsoever, except for acts of Lessor or future changes in the IRC, shall lose or shall not have the right to claim or there shall be disallowed or recaptured, all or any portion of the federal tax depreciation deductions with respect to any item of Equipment based on depreciation of the Lessor's full cost of such item of Equipment and computed on the basis of a method of depreciation provided by the IRC as Lessor in its complete discretion may select, then Lessee agrees to pay Lessor upon demand an amount which, after deduction of all taxes required to be paid by Lessor in respect of the receipt thereof under the laws of any federal, state, or local government or taxing authority of the United States or of any taxing authority or government subsidiary of any foreign country, shall be equal to the sum of (i) an amount equal to the additional income taxes paid or payable by Lessor in consequence of the failure to obtain the benefit of a depreciation deduction, and (ii) any interest and/or penalty which may be assessed in connection with any of the foregoing.

The provisions of this paragraph shall survive the expiration or earlier termination of this Agreement.

14. INDEMNIFICATION COVENANT. The Lessee agrees to indemnify, reimburse, and hold harmless Lessor and its successors and assigns ("Indemnities"), from and against all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, civil and criminal legal proceedings, penalties, fines and other sanctions, and any attorney fees and other reasonable costs and expenses, arising or imposed under circumstances not involving Lessor's gross negligence or willful misconduct (collectively, "claims"), relating to or arising in any manner out of:

(1) This Agreement or the breach of any representation, warranty, or covenant made by the Lessee under this Agreement;

(2) Manufacture, purchase, lease, delivery, nondelivery, acceptance, rejection, ownership, possession, use, operation, return, or disposition of the Equipment;

(3) The Equipment's condition or any discoverable or nondiscoverable defect in it arising from its design, testing, or construction; any article used in the Equipment; or any maintenance, service, or repair, whether or not the Equipment is in the Lessee's possession and regardless of where the Equipment is located; or (4) Any transaction, approval, or document, contemplated by this Agreement. The Leasee waives and releases indemnities from any existing or future claims in any way connected with injury to or death of the Lessee's personal, loss or damage of the Lessee's property, or loss of use of any property, which may:

(a) Result from or arise in any manner out of the ownership, leasing, condition, use or operation of the Equipment; or

(b) Be caused by any defect in the Equipment: its design, testing or construction, any article used in the Equipment; or any maintenance, service, or repair, whether or not the Equipment is in the Lessee's possession and regardless of where the Equipment is located. The Indemnities described in this clause will continue in full force and effect notwithstanding the expiration or other termination of this Agreement and are expressly made for the benefit and will be enforceable by such indemnitee.

15. COVENANT TO KEEP FREE OF LIENS. The Leases will not directly or indirectly create, incur, assume, or suffer to exist any lien on the Equipment, its title, or any interest therein, except for:

(1) The respective rights of the Lessor and Lessee under this Agreement;

(2) Liens granted by the Lessor with respect to the Equipment;


(3) Liens for taxes either not yet due or being contested in good faith by the Leasee as long as adequate reserves are maintained with respect to those liens and the Equipment is not, in the Lessor's reasonable opinion, in danger of being sold, confiscated, forfeited, or seized as a result of the liens; and

(4) Inchoate materialmen's, mechanics', workmen's, repairmen's, employees', or other like liens arising in the ordinary course of business, which either are not delinquent or are being contested in good faith by the Lessee, as long as the Equipment is not, in the Lessor's reasonable opinion, in danger of being sold, confiscated, forfeited, or seized as a result of the liens.

The Lessee will promptly, at its sole expense, take any action that may be necessary to discharge any lien except for the liens referred to in paragraphs
(1) and (2) arising at any time with respect to the Equipment.

16. WAIVER OF CONSEQUENTIAL DAMAGES. The Lessee will not be entitled to recover, and hereby disclaims and waives any right that it may otherwise have to recover, consequential damages as a result of any breach or alleged breach by the Lessor of any of the agreements, representations, or warranties of the Lessor contained in this Agreement.

17. LESSOR'S RIGHT TO PERFORM. If Lessee fails to make any payment required to be made hereunder or fails to comply with any other provisions of this Agreement, Lessor may make such payment or comply with such provisions, and the amount of such payment and the reasonable expenses of Lessor incurred in connection with such payment or compliance, shall be immediately payable by Lessee to Lessor.

18. DEFAULT. Any one of the following occurrences shall, in the Lessor's sole discretion, constitute a material default by Lessee of this Agreement:

(1) Failure by Lessee to make any payment of rent or other amount owing hereunder when due;

(2) Failure of Lessee to perform or observe any other covenant, agreement, or condition hereunder;

(3) Any representation or warranty made by Lessee herein or in any document or certificate furnished to Lessor in connection herewith shall prove to be incorrect at any time;

(4) Lessee shall become insolvent or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for Lessee or for a substantial part of its property or for the Equipment, or reorganization, arrangement, insolvency, dissolution, or liquidation proceedings shall be instituted by or against Lessee.

In such event, Lessor may declare this Agreement to be in default, and may proceed in accordance with the provisions of Paragraph 19 hereof.

19. REMEDIES.

(1) Remedies. On the occurrence of any event of default and at any time afterwards as long as it continues, the Lessor may, at its option and without notice to the Lessee, declare this Agreement to be in default and exercise one or more of the following remedies:

(a) Declare the then Stipulated Loss Value immediately due and payable with respect to any or all Items of Equipment without notice or demand to Lessee;

(b) Sue for and recover all rent and other payments, then accrued or thereafter accruing, with respect to any or all Items of Equipment;

(c) Take possession of and render unusable any or all Items of Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession (any such taking of possession will not constitute a termination of this lease as to any or all Items of Equipment unless Lessor expressly so notifies Lessee in writing);

(d) Require Lessee to assemble any or all Items of Equipment at the original equipment location, such location to which the equipment may have been moved with the prior written consent of Lessor, or such other location in reasonable proximity to either of the foregoing as Lessor designates;

(e) Sell or otherwise dispose of any or all Items of Equipment whether or not in Lessor's possession, in a commercially reasonable manner at public or private sale and with or without notice to Lessee and apply the net proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and broker's fees, to the obligations of Lessee thereunder with Lessee remaining liable for any deficiency and with any excess being retained by Lessor;

(f) Retain any repossessed items of Equipment and credit the reasonable value thereof, after deducting all such sales related costs incurred to the date of crediting, to the obligations of Lessee hereunder with Lessee remaining liable for any deficiency and with Lessor having no obligation to reimburse Lessee on account of any excess of such reasonable value over such obligations;

(g) Terminate this lease as to any or all items of Equipment;

(h) Utilize any other remedy available to Lessor at law or in equity.

In each case, plus the amount, if any, as reasonably calculated by the Lessor, required for the Lessor to receive the same after tax economic return from this lease that the Lessor would have received if the Lessee had performed all of its obligations under this Agreement through the end of the lease term.

In addition to the foregoing, the Lessee will be liable for interest on unpaid amounts at an annual interest rate of 18 percent from the date the same became due until payment in full, and for all reasonable legal fees and other reasonable costs and expenses incurred by the Lessor in connection with the occurrence of any event of default or the exercise of its remedies.

A termination hereunder will occur only upon written notice by Lessor to Lessee and only with respect to such items of Equipment as to which Lessor specifically elects to terminate in such notice. Except as to such items with respect to which there is a termination, this lease will remain in full force and effect and Lessee will be and remain liable for the full performance of all its obligations hereunder.

No right or remedy conferred herein is exclusive of any right or remedy conferred herein or by law; but all such rights and remedies are cumulative of every other right or remedy conferred hereunder or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time.

(2) In effecting any repossession, the Lessor and its representatives and agents, to the extent permitted by law, will:

(a) Have the right to enter on any premises where the Lessor reasonably believes the Equipment is located;

(b) Not be liable, in conversion or otherwise, for the taking of any personal property of the Lessee that is in or attached to the repossessed Equipment as long as the Lessor promptly returns that property to the Lessee;

(c) Not be liable in any manner for any damage to any of the Lessee's property in repossessing and holding the Equipment, except for damage caused by the Lessor's gross negligence or willful misconduct; and

(d) Have the right to maintain possession of and dispose of the Equipment on any premises owned by the Lessee or under the Lessee's control.

If reasonably required by the Lessor, the Lessee, at its sole expense, will assemble and make the Equipment available at a place designated by the Lessor. If the Equipment is returned to or repossessed by the Lessor, any rights in any express or implied warranty previously assigned to the Lessee or otherwise held by it will without further act, notice, or writing be assigned or reassigned to the Lessor, if assignable. The Lessee will be liable to the Lessor for all reasonable expenses, costs, and fees incurred in (1) repossessing, storing, preserving, shipping, maintaining, repairing, and refurbishing the Equipment to the condition required by this Agreement; and (2) preparing the Equipment for sale or lease, advertising the sale or lease, and selling or re-letting the Equipment.

No remedy referred to in this paragraph is intended to be exclusive, but, to the extent permissible under applicable law, each will be cumulative and operate in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity. The exercise or beginning of exercise by the Lessor of any one or more of its remedies will not preclude the simultaneous or later exercise by the Lessor of any other remedies.

No express or implied waiver by the Lessor of any default or event of default will be construed as a waiver of any future or subsequent default or event of default.

20. CONDITIONS PRECEDENT. The obligation of Lessor contained in paragraph 1 of this Agreement shall be subject to the following conditions precedent:

(1) There shall have occurred no material adverse change in the business or the financial condition of Lessee from the date hereof until the Commencement Date of any Supplement;

(2) Lessee shall have furnished Lessor with a certificate or other evidence satisfactory to Lessor that insurance coverage as required by this Agreement is in effect as to the Item of Equipment desired to be leased;

(3) Unless specifically waived by Lessor, Lessee shall have furnished Lessor waivers, in form and substance acceptable to Lessor, of all rights in or to the Equipment of any landlord or mortgagee of any real property upon which the Equipment is or is to be situated; and

(4) All other instruments and legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lessor, and counsel to Lessor shall have received copies of all documents which it may have requested in connection therewith.

If any of the above conditions is not satisfied at the time Lessee submits any Supplement, Lessor, in its sole discretion, shall have no obligation under this Agreement to lease the Equipment covered thereby to Lessee.

21. FINANCIALS. Lessee agrees that for so long as any item of equipment shall be leased under the Agreement, Lessee will deliver or cause to be delivered to Lessor (a) as soon as practicable after the end of each month, monthly financial statements for the month just closed, including balance sheet, and related statements of income and expense for such month, all in reasonable detail prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and certified by Lessee's chief financial officer; and (b) as soon as practicable, and in any event within 120 days after the close of each fiscal year of Lessee, the audited balance sheet of Lessee as of the end of such fiscal year together with the related statements of income and expense for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and certified by an independent certified public accountant acceptable to Lessor.

22. REPRESENTATIONS, WARRANTIES AND COVENANTS. As a material inducement to Lessor entering into this Agreement with Lessee, Lessee represents, warrants, and covenants as follows:

(1) If Lessee is a corporation, or a limited liability company, Lessee is duly organized and validly existing and is in good standing under the laws of the state of its incorporation, and is duly qualified and licensed to do business as a foreign corporation and is in good standing in those jurisdictions where such qualifications are necessary to authorize Lessee to carry on its present business and operations, and to own its properties or to perform its obligations thereunder.

(2) If Lessee is a partnership, Lessee is duly organized and validly existing under the partnership laws of its state of domicile and is duly authorized in any foreign jurisdiction where such qualification is necessary to authorize Lessee to carry on its present business and operations and to own its properties and to perform its obligations thereunder;

(3) Lessee has full power, authority, and legal right to execute, deliver, and carry out as Lessee the terms and provisions of this Agreement, and any other necessary documents in connection with this transaction;

(4) If Lessee is a corporation, Lessee's execution, delivery, and performance of this Agreement and the other documents and agreements referred to herein, and the performance of its obligations under this Agreement have all been authorized by all necessary corporate action, do not require the approval or consent of stockholders, or of any trustee or holders of any indebtedness or obligation of Lessee and will not violate any law, governmental rule, regulation or order binding upon Lessee or any provision of any indenture, mortgage, contract, or other agreement to which Lessee is a party or by which it is bound or to which it is subject, and will not violate any provision of the Certificate or Articles of Incorporation, Bylaws, or any preferred stock agreement of Lessee;

(5) If Lessee is a partnership, Lessee's execution, delivery and performance of this Agreement and the other documents and agreements referred to herein, and the performance of its obligations under this Agreement have all been authorized by all necessary partnership actions;

(6) There are no pending or threatened investigations, actions, or proceedings before any court or administrative agency or other tribunal body, which seek to question or set aside any of the transactions contemplated by this Agreement, or which, if adversely determined, would materially affect the condition, business, or operation of Lessee;

(7) Lessee is not in default in any material manner in the payment or performance of any of its obligations or in the performance of any contract, agreement, or other instrument to which it is a party or by which it or any of its assets may be bound;

(8) The balance sheet of Lessee as of the end of its most recent fiscal year and the related profit and loss statement of the Lessor for the fiscal year ended on said date, including the related schedules and notes, together with the report of an independent certified public accountant, heretofore delivered to Lessor, are all true and correct and present fairly (i) the financial position of Lessee as of the date of said balance sheet and (ii) the results of the operations of Lessee for said fiscal year;

(9) All proceedings required to be taken to authorize the lease of the Equipment from Lessor and to protect Lessor's interest in such Equipment, free and clear of all liens and encumbrances whatsoever, have been taken;

(10) Lessee has not significant liabilities (contingent or otherwise) which are not disclosed by or reserved against the financial statements referred to in
(8) above;

(11) All the financial statements referred to in (8) above have been prepared in accordance with generally accepted accounting principles and practices applied on a basis consistently maintained throughout the period involved;

(12) There has been no change which would have a material adverse effect on the business or financial condition of Lessee from that set forth in the balance sheet referred to in (8) above;

(13) No authorization, consent, approval, license, exemption of or filing or registration with any court, governmental unit or department, commission, board, bureau, agency, instrumentality or the like is required or necessary for the valid execution and delivery of the Agreement, any bill of sale, and the other documents and agreements referred to herein;

(14) This Master Lease, the Supplements, and any accompanying documents, having been duly authorized, executed and delivered to Lessor, constitute legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with the terms hereof except as such terms may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally;

(15) Each Item of Equipment will constitute unused "new Section 28 property" in the hands of Lessor within the meaning of the Internal Revenue Code of 1966, as amended, on the Commencement Date specified in the Supplement pertaining to said Item of Equipment;

(16) The Equipment is personal property and neither real property nor a fixture;

(17) The Equipment will be used for commercial operations only, not for personal, family, or household purposes.

(18) As of the Commencement Date of each Item of Equipment, a reasonable estimate of the estimated fair market value of such Item of Equipment at the end of the lease term thereof will be at least 20% of the Lessor's cost therefor (without including in such value any increase or decrease for inflation or deflation, and after subtracting from such value any cost for removal and delivery of possession of Equipment to Lessor at the end of the lease term thereof); and

(19) As of the Commencement Date of each Item of Equipment, a reasonable estimate of the estimated useful life of such Item of Equipment at the end of the original lease term will be at least two years beyond the lease term thereof.

23. PURCHASE OPTION. Lessor and Lessee hereby agree that so long as no default shall have occurred and be continuing, Lessee shall have the option (and Lessor shall have the right to obligate Lessee) to purchase the Equipment at the expiration of the lease term for the purchase option price set forth in the applicable Supplement. In order to exercise the option with respect to all of the Equipment, Lessee must give Lessor written notice at least 90 days prior to the expiration of the lease term with respect thereto, and remit the purchase price in cash to Lessor or its assigns on or before said expiration date. After receipt of the purchase price in accordance with this paragraph, Lessor will transfer to Lessee all of its right, title and interest in the Equipment purchased, as-is, where-is, without recourse, representation or warranty of any kind, express or implied. Fair Market Sales Value for the purpose of this paragraph only shall be determined on the basis of and be equal in amount to the value that would be obtained in a transaction between an informed and willing buyer and an informed and willing seller, and the cost of moving the Equipment from the location of current use shall not be a deduction from such value.

24. CHOICE OF LAW. The rights and liabilities of the parties under this Agreement, and each Supplement, shall be interpreted, enforced and governed in all respects by the laws of the State of California. Lessee hereby consents and subjects itself to the jurisdiction of every local, state, and federal court within the State of California, and agrees that except as otherwise required by law, Lessee shall never file or maintain any action or proceeding in connection with this Agreement, or any Supplement in any court outside the State of California. Lessee hereby agrees that service of process in connection with any such action upon Lessee may be in the manner provided by the laws of the State of California.

25. ATTORNEY FEES AND COSTS. Lessee will pay or reimburse Lessor for all costs and expenses, including repossession, equipment disposition and court costs and attorney's fees not offset against amounts recovered or credited as contemplated in paragraph 19, incurred by Lessor in exercising any of its rights or remedies thereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment or reimbursement of all such amounts whether an action is ultimately filed and whether an action filed is ultimately dismissed.

26. HEADINGS FOR CONVENIENCE ONLY. The headings for the paragraphs and provisions in this Master Lease, as well as the other documents constituting the Agreement, are intended solely for convenience of reference and are not intended nor shall they be used to construe, explain, modify or place any meaning upon any provisions hereof.

27. MODIFICATION. Neither this Master Lease or any other document or Supplement constituting the Agreement can be modified or amended except by written agreement signed and dated by both Lessor and Lessee.

28. COUNTERPARTS. This Master Lease and any other document or Supplement constituting the Agreement may be executed in any number of counterparts. Any document executed in counterparts shall remain one document. Each counterpart is an original instrument.

29. PROVISIONS SEVERABLE. Should any provision of the Agreement be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect the remaining provisions hereof.

30. ENTIRE AGREEMENT. This Master Lease, the Supplements, the Proposal accepted by Lessee on March 28, 2000 and all other documents constituting the Agreement constitute the entire agreement between the parties and no other representation or statements shall be deemed binding, nor shall there be any reliance by either Lessor or Lessee upon any representations, agreements, statements, promises, understandings, or inducements made which are not embodied in the written Agreement.


Executed on March 28, 2000, at SSF, California.

               By execution hereof, the undersigned hereby certifies that he has read this Agreement, and that he is duly authorized to execute this Master Equipment Lease on behalf of Lessee.


               LESSEE:
               VIROLOGIC, INC.
               a Delaware corporation


               By: /s/ Martin H. Goldstein
                   ----------------------------
               Name    Martin H. Goldstein
                   ----------------------------
               Title   President
                   ----------------------------


               LESSOR:
               PENTECH FINANCIAL SERVICES, INC.,
               a California corporation


               By:
                   ----------------------------
                       Benjamin E. Millerbis
               Title: President

                        PENTECH FINANCIAL SERVICES, INC.



          SCHEDULE NO. 03 TO EQUIPMENT FINANCING AGREEMENT NO. 200371
            BETWEEN PENTECH FINANCIAL SERVICES, INC., SECURED PARTY,
                          AND VIROLOGIC, INC., DEBTOR,
                     WITH EFFECTIVE DATE OF MARCH 28, 2000.


SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE EQUIPMENT FINANCING AGREEMENT ("THE AGREEMENT") AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION, AND IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.

1.  Equipment Description: as more fully described on Equipment Schedule
                           Exhibit A

2.  Advance Amount:        $312,229.80

3.  Installment Payments:  Except as otherwise provided in the Agreement or in this Schedule, the Advance Amount will be repaid in installments commencing April 1, 2000 as follows:

                           36 consecutive installments of $10,006.97 each, payable monthly in advance, plus a final payment of $34,345.28. First and last payments are due upon execution hereof.

4.  Equipment Location:    Per attached Equipment Schedule Exhibit A.

5.                         Other Provisions: None


ACCEPTED and APPROVED on March 29, 2000, as Schedule 003 to and made a part of the Agreement.



PENTECH FINANCIAL SERVICES, INC.               VIROLOGIC, INC.
A California corporation,                      A Delaware corporation
(Secured Party)                                (Debtor)


By:                                            By:  /s/ Martin H. Goldstein
   ------------------------------                 ------------------------------
Title:                                         Title: President
   ------------------------------                    ---------------------------

Address: 310 West Hamilton Avenue, Suite 202    Address: 270 East Grand Ave.
         Campbell, Ca 95008                              South San Francisco, CA
                                                         94080

ViroLogic, Inc.
Pentech Leaseline Schedule #3

                            City Description/                                                                   Ck
Ref. #  Vendor                   Model #           P.O.#  Invoice #   Serial#  Cost         Total     Check#   Date      Soft Costs
-----------------------------------------------------------------------------------------------------------------------------------
40      Scitec Consultants   1  Infection System   41569   99-140               288,434.00
                                Sales Tax                                        23,795.80              5801    04/13/99   23,795.80
                                                                                             312,229.80 6162    06/12/99
Total                                                                                        312,229.80                    23,795.80

SECURED PARTY: PENTECH FINANCIAL SERVICES, INC.             DEBTOR: VIROLOGIC, INC.
               a California corporation                             a Delaware corporation

By:                                                         By: /s/ Martin H. Goldstein
   -----------------------------------------                   --------------------------------------------
Name: Benjamin E. Millerbis                                 Name: MARTIN H. GOLDSTEIN
      --------------------------------------                      -----------------------------------------
Title: President                                            Title: President
       -------------------------------------                       ----------------------------------------
Date:  March 29, 2000                                       Date:  March 29, 2000
       -------------------------------------                       ----------------------------------------

055759 IMPORTANT -- READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM -- DO NOT DETACH STUB

                                            THIS SPACE FOR USE OF FILING OFFICER





FINANCING STATEMENT -- FOLLOW INSTRUCTIONS
CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial
Code and will remain effective, with
certain exceptions, for 6 years from the date of filing.

-----------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)        B. FILING OFFICE ACCT. # (optional)
-----------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)


     PENTECH FINANCIAL SERVICES, INC.
     310 WEST HAMILTON AVE.
     SUITE 202
     CAMPBELL, CA 95008

------------------------------------------------------------------------------------------------------
D. OPTIONAL, DESIGNATION (if applicable): [ ] LESSOR/LESSEE [ ] CONSIGNOR/CONSIGNEE [ ] NON-UCC FILING



------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME -- Insert only one debtor name (1a or 1b)
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
     VIROLOGIC, INC., A DELAWARE CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                   FIRST NAME               MIDDLE NAME            SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                             CITY                     STATE        COUNTRY         POSTAL CODE
    270 EAST GRAND AVE.                                          SOUTH SAN FRANCISCO     CA            USA             94080
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D. #      OPTIONAL      1e. TYPE OF ENTITY    1f. ENTITY'S STATE       1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                         ADD'NL INFO RE                         OR COUNTY OF
94-3234479               ENTITY DEBTOR                          ORGANIZATION                                                [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME -- Insert only one debtor name (2a or 2b)
   ---------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                   FIRST NAME               MIDDLE NAME            SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                             CITY                     STATE        COUNTRY         POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D. #      OPTIONAL      2e. TYPE OF ENTITY    2f. ENTITY'S STATE       2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                         ADD'NL INFO RE                         OR COUNTY OF
                         ENTITY DEBTOR                          ORGANIZATION                                                [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME -- Insert only one secured party name (3a or 3b)
   ---------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
    PENTECH FINANCIAL SERVICES, INC.
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                   FIRST NAME               MIDDLE NAME            SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                             CITY                     STATE        COUNTRY         POSTAL CODE
    310 WEST HAMILTON AVE., SUITE 202                            CAMPBELL                CA            USA             95008
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCIAL STATEMENT covers the following types or items of property:

     SEE ATTACHED SCHEDULE 3

     EFA NO. 200371
     SCHEDULE NO. 4
------------------------------------------------------------------------------------------------------------------------------------
5. CHECK BOX      [ ] This FINANCING STATEMENT is signed by the Secured Party instead of the   7. If filed in Florida (check one)
   (if applicable)    Debtor to perfect a security interest (a) In collateral already subject  [ ] Documentary [ ] Documentary stamp
                      to a security interest in another jurisdiction when it was brought into    stamp tax paid   tax not applicable
                      this state, or when the debtor's location was changed to this state, or
                      (b) in accordance with other statutory provisions (additional information may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE                                                    8. [ ] This FINANCING STATEMENT is to be filed (for record)
                                                                                (or recorded) in the REAL ESTATE RECORDS
                     /s/    MARTIN H. GOLDSTEIN                                 Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         (ADDITIONAL FEE)
                                                                         (optional)      [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------

REGISTRE, INC.      DETACH COPY ONE AND SEND TO FILING OFFICE WITHOUT CARBONS
214 PIERCE ST.
P.O. BOX 218                                                              02979
ANOKA, MN 55202
(612) 421-1710    N


                               STATE OF DELAWARE

          UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC - 1
--------------------------------------------------------------------------------
THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER FOR FILING PURSUANT
TO THE UNIFORM COMMERCIAL CODE.

IF TO BE FILED WITH RECORDER OF DEEDS INDICATE TAX PARCEL NO.(S).
                                                                  -------------

NO. OF ADDITIONAL SHEETS PRESENTED     1        .
                                   -------------
--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor (or Assignor) (last name first if individual) and mailing address:

VIROLOGIC, INC., A DELAWARE CORPORATION
270 EAST GRAND AVE.
SOUTH SAN FRANCISCO, CA 94080
--------------------------------------------------------------------------------
Debtor (or Assignor) (last name first if individual) and mailing address:



--------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral (check X in applicable box(es))

/ / Already subject to a security interest in another jurisdiction when it was brought into this State.

/ / Already subject to a security interest in another jurisdiction when the Debtor's location changed to this State.

/ / Which is proceeds of the original collateral described below in which a security interest is perfected.

/ / Acquired after a change of name, identity or corporate structure of Debtor.

/ / As to which the filing has lapsed.

--------------------------------------------------------------------------------

By:
    ----------------------------------------------------------------------------
     SIGNATURE OF SECURED PARTY(IES)                         TITLE
                       (REQUIRED ONLY IF ITEM IS CHECKED)
--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Secured Party(ies) (last name first if individual) and address:

PENTECH FINANCIAL SERVICES, INC.
310 WEST HAMILTON AVE., SUITE 202
CAMPBELL, CA 95008
--------------------------------------------------------------------------------
Assignee (if any) of Secured Party(ies) and address of Assignee:



--------------------------------------------------------------------------------
Special Types of Parties (check X in applicable box(es))

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor", respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor", respectively.

/ / Debtor is a Transmitting Utility.

/ / Debtor is acting in representative capacity (e.g., as trustee).
--------------------------------------------------------------------------------
Filed With:  SECRETARY OF STATE
--------------------------------------------------------------------------------
Prepared By (Name and Address):

PENTECH FINANCIAL SERVICES, INC.
310 WEST HAMILTON, AVE., SUITE 202
CAMPBELL, CA 95008
--------------------------------------------------------------------------------
/ / Check to request Continuation Statement notice for additional fee.
--------------------------------------------------------------------------------
This Financing Statement covers the following types (or items) of property:
Check only if applicable: / / Products of collateral are also covered.

SEE ATTACHED SCHEDULE 4

EFA NO. 200371
SCHEDULE NO. 4
--------------------------------------------------------------------------------
If the collateral is crops, the crops are growing or to be grown on the following described real estate:



--------------------------------------------------------------------------------
If the collateral is (a) goods that are or are to become fixtures; (b) timber to be cut; or (c) minerals or the like (including oil and gas) or accounts resulting from the sale thereof at the wellhead or minehead, the description of the real estate concerned is: (check X in applicable box(es))

/ / Fixtures     / / Timber     / / Minerals or accounts resulting from sale
                                    thereof at wellhead or minehead


And this Financing Statement is to be filed in the real estate records where a mortgage on such real estate would be recorded. If the Debtor does not have an interest of record, the name of a record owner is:
--------------------------------------------------------------------------------
VIROLOGIC, INC., A DELAWARE CORPORATION
---------------------------------------

By: /s/  Martin H. Goldstein              President
    -----------------------------------------------
    Signature of Debtor (or Assignor)       Title

--------------------------------------------------------------------------------
THIS SPACE FOR USE OF FILING OFFICER
(DATE, TIME, NUMBER, FILING OFFICER)

                        PENTECH FINANCIAL SERVICES, INC.

EQUIPMENT FINANCING AGREEMENT NO. 200371

SCHEDULE NO. 003

                                   SCHEDULE C

                        STIPULATED LOSS PERCENTAGE VALUE

Terms defined in the Agreement shall have the same meanings when used herein.

----------------------------------------------------------------------------------------------------------------
Rent Payment    Stipulated Loss         Rent Payment    Stipulated Loss         Rent Payment    Stipulated Loss
                Value Percentage                        Value Percentage                        Value Percentage
1               120.00                  22              78.00
2               118.00                  23              76.00
3               116.00                  24              74.00
4               114.00                  25              72.00
5               112.00                  26              70.00
6               110.00                  27              68.00
7               108.00                  28              66.00
8               106.00                  29              64.00
9               104.00                  30              62.00
10              102.00                  31              60.00
11              100.00                  32              58.00
12               98.00                  33              56.00
13               96.00                  34              54.00
14               94.00                  35              52.00
15               92.00                  36              50.00
16               90.00
17               88.00
18               86.00
19               84.00
20               82.00
21               80.00

Dated:  March 29, 2000
        --------------

PENTECH FINANCIAL SERVICES, INC.       VIROLOGIC, INC., a Delaware corporation
SECURED PARTY                          DEBTOR

                                       The undersigned affirms that he is duly
                                       authorized to execute and deliver this
                                       Schedule on behalf of Debtor.

By:                                    By:  /s/ Martin H. Goldstein
   ------------------------------         ------------------------------

Title:   President                     Title:   President
      ---------------------------            ---------------------------

FROM: ViroLogice, Inc.
      270 East Grand Ave.
      South San Francisco, CA 94080

TO:   Woodruff Sawyer
      220 Bush St., 7th Floor
      San Francisco, CA 98104-3509

      Contact: Steve Sawyer
               --------------------------
      Phone:   (415) 399-6329
               --------------------------
      Fax:
               --------------------------

Dear Steve:

     We have entered into an Equipment Financing Agreement arranged by PENTECH FINANCIAL SERVICES, INC. for the equipment shown on the attached Equipment Schedule, Exhibit A ("Schedule").

     Equipment Location: See attached Schedule

     Equipment Description: See attached Schedule

     PLEASE PROVIDE AN INSURANCE CERTIFICATE WITH THE FOLLOWING ENDORSEMENTS:

          LENDER'S LOSS PAYABLE ENDORSEMENT
          EQUIPMENT FINANCING AGREEMENT NO. 200371, SCHEDULE 003
          EQUIPMENT COST $312,299.80

     Please fax a copy of the Certificate of Insurance to PENTECH FINANCIAL SERVICES, INC., facsimile number (408) 378-3304, and forward the original to PENTECH FINANCIAL SERVICES, INC., 310 West Hamilton Avenue, Suite 202, Campbell, CA 95008.

                                   Very truly yours,
                                   ViroLogic, Inc.
                                   a Delaware corporation

                                   By: /s/ Martin H. Goldstein
                                       ----------------------------------
                                   Name: MARTIN H. GOLDSTEIN
                                        ---------------------------------
                                   Title: President
                                         --------------------------------

                           DISBURSEMENT AUTHORIZATION

TO:  PENTECH FINANCIAL SERVICES, INC.

     The undersigned hereby certifies that all the property described below (the "Equipment"), which is to be financed for the undersigned pursuant to the Equipment Financing Agreement No. 200371 with effective date of March 28, 2000, (the "Agreement") and its Schedule No. 003 thereunder dated April 1, 2000, between PENTECH FINANCIAL SERVICES, INC. ("PENTECH") and the undersigned as Debtor, has been furnished to the undersigned, that delivery and installation of the Equipment have been fully completed and that all the Equipment is acceptable in all respects to the undersigned.

     In view of the above, the undersigned hereby authorizes and requests PENTECH to pay for the Equipment in accordance with the terms of any purchase orders the undersigned may have issued for the same and/or to pay the undersigned the advance amount to the extent the undersigned has previously paid for the Equipment, as appropriate. The undersigned acknowledges that you are relying upon this executed Disbursement Authorization in so doing. Debtor authorizes PENTECH to disburse the total advance as follows:

            $312,229.80          To:  ViroLogic, Inc.

       Total:  $312,229.80


                                   Equipment

                        SEE EQUIPMENT SCHEDULE EXHIBIT A
                    ATTACHED HERETO AND MADE A PART HEREOF.

     The undersigned recognizes that by executing this Disbursement Authorization the undersigned's non-terminable installation payment obligation under the Agreement will commence. The undersigned reaffirms its understanding that the Agreement is solely a financing agreement and that, accordingly, PENTECH FINANCIAL SERVICES, INC. has made no warranties, express or implied, as to the Equipment or any other matter and that there are no warranties, express or implied, created by law and further that, accordingly, the undersigned's obligation to pay amounts due under the Agreement will not be affected by any problems the undersigned may experience with the Equipment or any similar or dissimilar occurrence as more fully set forth in the Agreement.

     Date Equipment accepted by Debtor:  March 29, 2000

DEBTOR    VIROLOGIC, Inc.
          a Delaware corporation


By:  /s/ Martin H. Goldstein
   -----------------------------

Name:  Martin H. Goldstein
     ---------------------------

Title:  President
      --------------------------

                        PENTECH FINANCIAL SERVICES, INC.
                              310 W. Hamilton Ave.
                                   Suite 202
                               Campbell, CA 95008

                                    INVOICE


ViroLogic, Inc.
270 East Grand Ave.
South San Francisco, CA 94080
--------------------------------------------------------------------------------

EFA No. 200371, Schedule No. 003                      March 29, 2000

     Advance Payment 2 @ $10,006.97                     $20,013.94

     Documentation Fee                                  $   250.00

     UCC Fee                                            $   100.00
                                                        ----------
                                                        $20,363.94
--------------------------------------------------------------------------------

     Deposit Applied                                    $ 2,500.00

--------------------------------------------------------------------------------

     BALANCE DUE UPON RECEIPT                           $17,863.94
                                                        ==========

                        PENTECH FINANCIAL SERVICES, INC.



          SCHEDULE NO. 005 TO EQUIPMENT FINANCING AGREEMENT NO. 200371
            BETWEEN PENTECH FINANCIAL SERVICES, INC., SECURED PARTY,
                          AND VIROLOGIC, INC., DEBTOR,
                     WITH EFFECTIVE DATE OF MARCH 28, 2000.


SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE EQUIPMENT FINANCING AGREEMENT ("THE AGREEMENT") AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION, AND IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.

1.  Equipment Description: as more fully described on Equipment Schedule
                           Exhibit A

2.  Advance Amount:        $130,163.36

3.  Installment Payments:  Except as otherwise provided in the Agreement or in this Schedule, the Advance Amount will be repaid in installments commencing April 1, 2000 as follows:

                           36 consecutive installments of $4,171.74 each, payable monthly in advance, plus a final payment of $14,317.97. First and last payment(s) are due upon execution hereof.

4.  Equipment Location:    Per attached Equipment Schedule Exhibit A.

5.                         Other Provisions: None


ACCEPTED and APPROVED on April 1, 2000, as Schedule 005 to and made a part of the Agreement.



PENTECH FINANCIAL SERVICES, INC.               VIROLOGIC, INC.
A California corporation,                      A Delaware corporation
(Secured Party)                                (Debtor)


By:                                            By:  /s/ Martin H. Goldstein
   ------------------------------                 ------------------------------
Title:                                         Title: President
   ------------------------------                    ---------------------------

Address: 310 West Hamilton Avenue, Suite 202   Address:  270 East Grand Avenue
         Campbell, Ca 95008                              South San Francisco, CA
                                                         94080

ViroLogic, Inc.
Pentech Leaseline Schedule #005


Ref. #      Vendor            Qty   Description/Model #            P.O. #      Invoice #
______      ______            ___   ___________________            ______      _________

1           Ofagen Inc        1     Centrifgue 4-15                41267       90182717
                              1     Plate Rotor 2x96
                                    Freight
                                    Sales Tax

2           Wallac Inc        1     Stacker/Robotic Victor2        41261       110773
                              1     Injector Module
                              1     Dual Fuel Bon Barcode Reader
                                    Freight
                                    Sales Tax

3           WWR Scientific    1     Beckman Microfuge 18           41458       19243770
                                    Sales Tax

4           Beckman Coulter   1     Coulter Z1 Dual Threshold      41336       107876FL01
                                     Packed
                                    Counter vipZ Pack Starter Kit
                                    Sales Tax

5           WWR Scientific    2     Biohil Electronic Pipeter      41499        20015780
                                     0.2-10 ul
                              1     Biohil Electronic Pipeter
                                     & Channel 50-1200 ul
                                    Sales Tax

6           Qiagen Inc        1     Qlaptep 96 Plasnrid Mini Prep  41498       90199964
                                    Freight
                                    Sales Tax


7           Mchfaster Care    1     15 Gallon Wet/Dry Hepa Vacuum  41514        6442936
             Supply Co              Freight
                                    Sales Tax

8           WWR Scientific    1     Eppendorf Thermomixer          41563        21648891
                              1     Thermobile for Thermomixer
                                    Sales Tax

9           Forma Scientific  6     Biosafety Cabinet Exhaust Fans 51308        2790660
                                    Freight
                                    Sales Tax




Serial #    Cost            Total         Check #           Ck Date           Soft Costs
________    __________      ________      _______           _______           __________
63421        7,281.75
             1,577.00
                 5.00                                                            5.00
               731.27                                                          731.27
                            9,595.02       4582              10/28/98
42D0631     31,800.00
29981188     9,945.00
             2,890.20
               201.77                                                           207.87
             3,682.40                                                         3,682.40
                           48,519.37       4697               11/18/98
MFA98F04     2,137.50
               176.35                                                           176.35
                            2,313.85       4885               12/03/98
AB40050     12,675.00
               357.00
             1,075.97                                                          1,075.97
                           14,117.97       4903               12/15/98
               972.00
               864.00
               151.47                                                            151.47
                            1,987.47       4953               12/15/98
N/A          2,420.00
                20.07                                                             20.07
               199.66                                                            199.66
                            2,639.73       4942               12/15/98
S8291231182  1,023.51
                22.85                                                             22.85
                84.44                                                             84.44
                            1,130.80       4928               12/15/98
             1,831.47
               355.58                                                            355.58
               180.43                                                            180.43
                            2,357.48       5271               01/27/99
             2,916.00
               285.99                                                            285.99
               240.57                                                            240.57
                            3,442.56       5719               03/31/99

ViroLogic, Inc.
Pentech Leaseline Schedule #005


Ref.#  Vendor         Qty Description/Model #      P.O.#  Invoice#   Serial#        Cost       Total   Check#  Ck Date  Soft Costs
------------------------------------------------------------------------------------------------------------------------------------
    Subtotal - Lab Equipment                                                                  66,114.25                     7,419.92

10  Flash
    Telecommunications 1  Legend Expansion Cabinet
                          w/12 Port Analog St       41639   5262                   2,754.10
                                                                                               2,754.10    5191   01/21/99
11  Bl Office
    Products           1  4 Drawer Lateral File
                            Cabinet                 41665   26377550                 653.67
                          1  Overfile Cabinet                                        303.75
                          1  Overfile Cabinet Lock
                             Kit                                                      24.30
                             Sales Tax                                                81.00                                    81.00
                                                                                               1,062.72    5155   01/13/99
12  Ciber Network
    Services           1  LP725 Data/Video/Zoom
                          LCD Projector             51193   516983   1S2PW8430431  4,358.00
                          Freight                                                      8.75                                     8.75
                          Sales Tax                                                  359.54                                   359.54
                                                                                               4,726.29    5538   03/10/99
13 Quality Systems    20  Workstations                      1727-99               32,800.00                7095   09/27/99
                          Sales Tax                                                2,706.00                7186   10/04/99  2,706.00
                                                                                                           7251   10/12/99
                                                                                              35,506.00    7291   10/21/99

Subtotal - Office Equipment                                                                   44,049.11                     3,155.29

                                                                                             130,163.36                    10,575.21

SECURED PARTY: Pentech Financial Services, Inc.   VIROLOGIC, INC.
               a California corporation           a Delaware Corporation

By:                                               By: Martin H. Goldstein
   ------------------------------------------        ---------------------------

Name: Benjamin E. Millerbis                       Name: Martin H. Goldstein
     ----------------------------------------        ---------------------------

Title: President                                  Title: President
     ----------------------------------------        ---------------------------

Date: April 1, 2000                               Date: 4/14/00
     ----------------------------------------        ---------------------------

                           DISBURSEMENT AUTHORIZATION

TO:  PENTECH FINANCIAL SERVICES, INC.

     The undersigned hereby certifies that all the property described below (the "Equipment"), which is to be financed for the undersigned pursuant to the Equipment Financing Agreement No. 200371 with effective date of March 28, 2000, (the "Agreement") and its Schedule No. 005 thereunder dated April 1, 2000, between PENTECH FINANCIAL SERVICES, INC. ("PENTECH") and the undersigned as Debtor, has been furnished to the undersigned, that delivery and installation of the Equipment have been fully completed and that all the Equipment is acceptable in all respects to the undersigned.

     In view of the above, the undersigned hereby authorizes and requests PENTECH to pay for the Equipment in accordance with the terms of any purchase orders the undersigned may have issued for the same and/or to pay the undersigned the advance amount to the extent the undersigned has previously paid for the Equipment, as appropriate. The undersigned acknowledges that you are relying upon this executed Disbursement Authorization in so doing. Debtor authorizes PENTECH to disburse the total advance as follows:

            $130,163.36          To:  ViroLogic, Inc.

       Total:  $130,163.36


                                   Equipment

                        SEE EQUIPMENT SCHEDULE EXHIBIT A
                    ATTACHED HERETO AND MADE A PART HEREOF.

     The undersigned recognizes that by executing this Disbursement Authorization the undersigned's non-terminable installation payment obligation under the Agreement will commence. The undersigned reaffirms its understanding that the Agreement is solely a financing agreement and that, accordingly, PENTECH FINANCIAL SERVICES, INC. has made no warranties, express or implied, as to the Equipment or any other matter and that there are no warranties, express or implied, created by law and further that, accordingly, the undersigned's obligation to pay amounts due under the Agreement will not be affected by any problems the undersigned may experience with the Equipment or any similar or dissimilar occurrence as more fully set forth in the Agreement.

     Date Equipment accepted by Debtor:  March 29, 2000

DEBTOR    VIROLOGIC, Inc.
          a Delaware corporation


By:  /s/ Martin H. Goldstein
   -----------------------------

Name:  Martin H. Goldstein
     ---------------------------

Title:  President
      --------------------------

FROM: ViroLogice, Inc.
      270 East Grand Ave.
      South San Francisco, CA 94080

TO:   Woodruff Sawyer
      220 Bush St., 7th Floor
      San Francisco, CA 98104-3509

      Contact: Steve Sawyer
               --------------------------
      Phone:   (415) 399-6329
               --------------------------
      Fax:
               --------------------------

Dear Steve:

     We have entered into an Equipment Financing Agreement arranged by PENTECH FINANCIAL SERVICES, INC. for the equipment shown on the attached Equipment Schedule, Exhibit A ("Schedule").

     Equipment Location: See attached Schedule

     Equipment Description: See attached Schedule

     PLEASE PROVIDE AN INSURANCE CERTIFICATE WITH THE FOLLOWING ENDORSEMENTS:

          LENDER'S LOSS PAYABLE ENDORSEMENT
          EQUIPMENT FINANCING AGREEMENT NO. 200371, SCHEDULE 005
          EQUIPMENT COST $130,163.36

     Please fax a copy of the Certificate of Insurance to PENTECH FINANCIAL SERVICES, INC., facsimile number (408) 378-3304, and forward the original to PENTECH FINANCIAL SERVICES, INC., 310 West Hamilton Avenue, Suite 202, Campbell, CA 95008.

                                   Very truly yours,
                                   ViroLogic, Inc.
                                   a Delaware corporation

                                   By: /s/ Martin H. Goldstein
                                       ----------------------------------
                                   Name: MARTIN H. GOLDSTEIN
                                        ---------------------------------
                                   Title: President
                                         --------------------------------

                        PENTECH FINANCIAL SERVICES, INC.

EQUIPMENT FINANCING AGREEMENT NO. 200371

SCHEDULE NO. 005

                                   SCHEDULE C

                        STIPULATED LOSS PERCENTAGE VALUE

Terms defined in the Agreement shall have the same meanings when used herein.

----------------------------------------------------------------------------------------------------------------
Rent Payment    Stipulated Loss         Rent Payment    Stipulated Loss         Rent Payment    Stipulated Loss
                Value Percentage                        Value Percentage                        Value Percentage
1               120.00                  22              78.00
2               118.00                  23              76.00
3               116.00                  24              74.00
4               114.00                  25              72.00
5               112.00                  26              70.00
6               110.00                  27              68.00
7               108.00                  28              66.00
8               106.00                  29              64.00
9               104.00                  30              62.00
10              102.00                  31              60.00
11              100.00                  32              58.00
12               98.00                  33              56.00
13               96.00                  34              54.00
14               94.00                  35              52.00
15               92.00                  36              50.00
16               90.00
17               88.00
18               86.00
19               84.00
20               82.00
21               80.00

Dated:  April 1, 2000
        -------------

PENTECH FINANCIAL SERVICES, INC.       VIROLOGIC, INC., a Delaware corporation
SECURED PARTY                          DEBTOR

                                       The undersigned affirms that he is duly
                                       authorized to execute and deliver this
                                       Schedule on behalf of Debtor.

By:                                    By:  /s/ Martin H. Goldstein
   ------------------------------         ------------------------------

Title:   President                     Title:   President
      ---------------------------            ---------------------------

REGISTRE, INC.      DETACH COPY ONE AND SEND TO FILING OFFICE WITHOUT CARBONS
214 PIERCE ST.
P.O. BOX 218                                                              02988
ANOKA, MN 55202
(612) 421-1710    N


                               STATE OF DELAWARE

          UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC - 1
--------------------------------------------------------------------------------
THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER FOR FILING PURSUANT
TO THE UNIFORM COMMERCIAL CODE.

IF TO BE FILED WITH RECORDER OF DEEDS INDICATE TAX PARCEL NO.(S)
                                                                 -------------

NO. OF ADDITIONAL SHEETS PRESENTED              .
                                   -------------
--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor (or Assignor) (last name first if individual) and mailing address:

VIROLOGIC, INC.,
270 E. Grand Avenue
South San Francisco, CA 94080
--------------------------------------------------------------------------------
Debtor (or Assignor) (last name first if individual) and mailing address:



--------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral (check X in applicable box(es))

/ / Already subject to a security interest in another jurisdiction when it was brought into this State.

/ / Already subject to a security interest in another jurisdiction when the Debtor's location changed to this State.

/ / Which is proceeds of the original collateral described below in which a security interest is perfected.

/ / Acquired after a change of name, identity or corporate structure of Debtor.

/ / As to which the filing has lapsed.

--------------------------------------------------------------------------------

By:
    ----------------------------------------------------------------------------
     SIGNATURE OF SECURED PARTY(IES)                         TITLE
                       (REQUIRED ONLY IF ITEM IS CHECKED)
--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Secured Party(ies) (last name first if individual) and address:

PENTECH FINANCIAL SERVICES, INC.
310 W. Hamilton Ave., Suite 202
Campbell, CA 95008
--------------------------------------------------------------------------------
Assignee (if any) of Secured Party(ies) and address of Assignee:



--------------------------------------------------------------------------------
Special Types of Parties (check X in applicable box(es))

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor", respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor", respectively.

/ / Debtor is a Transmitting Utility.

/ / Debtor is acting in representative capacity (e.g., as trustee).
--------------------------------------------------------------------------------
Filed With:  Secretary of State
--------------------------------------------------------------------------------
Prepared By (Name and Address):

Pentech Financial Services, Inc.
310 W. Hamilton, Ave., Suite 202
Campbell, CA 95008
--------------------------------------------------------------------------------
/ / Check to request Continuation Statement notice for additional fee.
--------------------------------------------------------------------------------
This Financing Statement covers the following types (or items) of property:
Check only if applicable: / / Products of collateral are also covered.

See Attached Equipment Schedule Exhibit A
Virologic, Inc. EFA No. 200371
Schedule No. 5
--------------------------------------------------------------------------------
If the collateral is crops, the crops are growing or to be grown on the following described real estate:



--------------------------------------------------------------------------------
If the collateral is (a) goods that are or are to become fixtures; (b) timber to be cut; or (c) minerals or the like (including oil and gas) or accounts resulting from the sale thereof at the wellhead or minehead, the description of the real estate concerned is: (check X in applicable box(es))

/ / Fixtures     / / Timber     / / Minerals or accounts resulting from sale
                                    thereof at wellhead or minehead


And this Financing Statement is to be filed in the real estate records where a mortgage on such real estate would be recorded. If the Debtor does not have an interest of record, the name of a record owner is:
--------------------------------------------------------------------------------
VIROLOGIC, INC., A DELAWARE CORPORATION
---------------------------------------

By: /s/  Martin H. Goldstein              President
    -----------------------------------------------
    Signature of Debtor (or Assignor)       Title

--------------------------------------------------------------------------------
THIS SPACE FOR USE OF FILING OFFICER
(DATE, TIME, NUMBER, FILING OFFICER)

055738 IMPORTANT -- READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM -- DO NOT DETACH STUB

                                            THIS SPACE FOR USE OF FILING OFFICER





FINANCING STATEMENT -- FOLLOW INSTRUCTIONS
CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial
Code and will remain effective, with
certain exceptions, for 6 years from the date of filing.

-----------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)        B. FILING OFFICE ACCT. # (optional)
-----------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)


     Pentech Financial Services, Inc.
     310 W. Hamilton Ave., Suite 202
     Campbell, CA 95008

------------------------------------------------------------------------------------------------------
D. OPTIONAL, DESIGNATION (if applicable): [ ] LESSOR/LESSEE [ ] CONSIGNOR/CONSIGNEE [ ] NON-UCC FILING



------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME -- Insert only one debtor name (1a or 1b)
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
     ViroLogic, Inc.
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                   FIRST NAME               MIDDLE NAME            SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                             CITY                     STATE        COUNTRY         POSTAL CODE
    270 E. Grand Ave.                                            S. San Francisco         CA            USA             94080
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D. #      OPTIONAL      1e. TYPE OF ENTITY    1f. ENTITY'S STATE       1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                         ADD'NL INFO RE                         OR COUNTY OF
94-3234479               ENTITY DEBTOR                          ORGANIZATION                                                [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME -- Insert only one debtor name (2a or 2b)
   ---------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                   FIRST NAME               MIDDLE NAME            SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                             CITY                     STATE        COUNTRY         POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D. #      OPTIONAL      2e. TYPE OF ENTITY    2f. ENTITY'S STATE       2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                         ADD'NL INFO RE                         OR COUNTY OF
                         ENTITY DEBTOR                          ORGANIZATION                                                [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME -- Insert only one secured party name (3a or 3b)
   ---------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
    Pentech Financial Services, Inc.
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                   FIRST NAME               MIDDLE NAME            SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                             CITY                     STATE        COUNTRY         POSTAL CODE
    310 W. Hamilton Ave., Suite 202                              Campbell                CA            USA             95008
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

     See Attached Equipment Schedule Exhibit A

     ViroLogic, Inc., EFA No. 200371
     Schedule No. 5
------------------------------------------------------------------------------------------------------------------------------------
5. CHECK BOX      [ ] This FINANCING STATEMENT is signed by the Secured Party instead of the   7. If filed in Florida (check one)
   (if applicable)    Debtor to perfect a security interest (a) in collateral already subject  [ ] Documentary [ ] Documentary stamp
                      to a security interest in another jurisdiction when it was brought into    stamp tax paid   tax not applicable
                      this state, or when the debtor's location was changed to this state, or
                      (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
                                                                                (or recorded) in the REAL ESTATE RECORDS
                     /s/    MARTIN H. GOLDSTEIN                                 Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
           ViroLogic, Inc.                                               (ADDITIONAL FEE)
                                                                         (optional)      [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------

                        PENTECH FINANCIAL SERVICES, INC.
                              310 W. Hamilton Ave.
                                   Suite 202
                               Campbell, CA 95008

                                    INVOICE


ViroLogic, Inc.
270 E. Grand Avenue
South San Francisco, CA 94080
--------------------------------------------------------------------------------

LEASE No. 200371, Supplement 5                        April 1, 2000

     Advance Payment 2 @ $4,171.74                      $ 8,343.48

     Documentation Fee                                  $   250.00

     UCC Fees                                           $   100.00
                                                        ----------
                                                        $ 8,693.48
--------------------------------------------------------------------------------

     BALANCE DUE UPON RECEIPT                           $ 8,693.48
                                                        ==========